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                                                         Exhibit 10.33

PNC LEASING CORP                                               PNCBANK

MASTER LEASE AGREEMENT                                   LEASE NO. 931


This Master Lease Agreement ("Lease") is made this 11th day of OCTOBER, 1996, by and between PNC LEASING CORP (the "Lessor"), a subsidiary of PNC Bank, National Association (the "Bank"), with an address at Two PNC Plaza, 13th Floor, 620 Liberty Avenue, Pittsburgh, Pennsylvania 15265, and WHITEFORD FOODS VENTURE, L.P. (the "Lessee") with its address at 770 NORTH CENTER STREET, VERSAILLES, OHIO 45380.

1. LEASE AGREEMENT. Lessor hereby leases to Lessee, and Lessee hereby rents from Lessor, all the machinery, equipment and other personal property (individually an "Item of Equipment" and collectively the "Equipment") described in Schedules of Leased Equipment which are or may from time to time hereafter be executed by Lessor and Lessee and attached hereto or incorporated herein by reference ("Schedules") upon the terms and conditions set forth in this Lease. When used herein the term "Equipment" shall be deemed to refer to the Equipment described in a specific Schedule, unless the context clearly indicates otherwise. The invalidation, fulfillment, waiver, termination, or other disposition of any rights or obligations of either the Lessee or Lessor, or both of them, arising from the execution of this Lease in conjunction with any Schedule shall not affect the status of the rights and/or obligations with either or both of the parties arising from the execution of this Lease in conjunction with any other Schedule, so long as the Lessee has not defaulted under the terms and conditions of this Lease or any Schedule. In the event of any such default by Lessee, Lessor may declare this Lease and any Schedule to be in default hereunder and the Lessor may proceed with its remedies against the Lessee in accordance with paragraph 23 herein, with respect to any particular Schedule or all Schedules. An executed counterpart of this Lease (including any Schedules, supplements, amendments, addenda or riders thereto) or a photocopy thereof, together with an executed original of any numbered Schedule marked "Lessor", shall be the original "lease" for the Equipment described in such Schedule and together they shall constitute a separate and enforceable lease. All other executed counterparts of such numbered Schedule shall be marked and considered a "Duplicate". To the extent this Lease constitutes chattel paper, as that term is defined in the Uniform Commercial Code as adopted and in effect in the Commonwealth of Pennsylvania ("UCC"), no security interest in the Lease may be created through the transfer of possession of any counterpart other than the Lessor copy of the numbered Schedule.

2. TERM. The obligations of the parties under this Lease commence upon the written acceptance hereof by Lessor and shall end upon full performance and observance of each and every term, condition and covenant set forth in this Lease and any extensions hereof. The rental term for Equipment listed in each Schedule shall commence on the date indicated on such Schedule and shall terminate on the last day of the term in such Schedule. Any interim rental term shall also be set forth in any such Schedule as appropriate.

3. RENT. The rent, including interim rental payments, for the Equipment described in each Schedule shall be the amount stated in such Schedule. RENT IS AN ABSOLUTE OBLIGATION OF LESSEE DUE UPON THE INCEPTION OF EACH BASE OR INTERIM RENTAL TERM AND PAYABLE AS SPECIFIED IN EACH APPLICABLE SCHEDULE IRRESPECTIVE OF ANY CLAIMS, DEMANDS, SET-OFFS, ACTIONS, SUITS OR PROCEEDINGS THAT LESSEE MAY HAVE OR ASSERT AGAINST LESSOR OR ANY VENDOR OF EQUIPMENT. Rent and interim rent shall be payable to Lessor at P.O. Box 640306, Pittsburgh, PA 15264-0306, or at such other place as Lessor or its assigns may designate in writing to Lessee from time to time.

4. DELINQUENT RENT PENALTY. Each rent or interim rent installment or other amount due hereunder not paid when due shall bear interest from such due date until paid at the highest contractual rate enforceable against Lessee under applicable law but never at a rate higher than five percent (5%) of the amount due. Such delinquent interest shall be payable upon demand. Interest shall accrue at said rate whether or not judgment hereon has been entered.

5. DELIVERY AND INSTALLATION. Lessee will select the type, quantity and supplier of the Equipment, and in reliance thereon, the Equipment will then be ordered by Lessor from such supplier, or Lessor may at its option elect to accept from Lessee an assignment of any existing purchase order. Lessor shall not be liable for loss or damage occasioned by any cause, circumstance or event of whatsoever nature, including, but not limited to, failure of or delay in delivery, delivery to wrong location, delivery of improper equipment or property other than the Equipment, defects in or damage to the Equipment, governmental regulations, strikes, embargoes or other causes, circumstances or events whether of a like or unlike nature. In the event that the cost of any Item the Equipment differs from the price set forth in the purchase order therefor, the monthly rental shall be changed accordingly to fully reflect any such difference.

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6.  WARRANTY OF LESSEE'S QUIET POSSESSION.  Lessor warrants and covenants that so long as Lessee faithfully performs this Lease, Lessee, subject to the disclaimer of warranties set forth immediately below, may quietly possess and use the Equipment without interference by the Lessor, or by any party claiming by or through the Lessor.

7. DISCLAIMER OF WARRANTIES. THE LESSEE ACKNOWLEDGES AND AGREES THAT (i) THE EQUIPMENT AND EACH PART THEREOF IS OF A SIZE, DESIGN, CAPACITY, AND MANUFACTURE SELECTED BY AND ACCEPTABLE TO THE LESSEE, (ii) THE LESSEE IS SATISFIED THAT THE EQUIPMENT AND EACH PART THEREOF IS SUITABLE FOR ITS RESPECTIVE PURPOSE, (iii) THE LESSOR IS NOT A MERCHANT, MANUFACTURER OR A DEALER IN PROPERTY OF SUCH KIND, (iv) THE EQUIPMENT AND EACH PART THEREOF IS LEASED HEREUNDER SUBJECT TO ALL APPLICABLE LAWS AND GOVERNMENTAL REGULATIONS NOW IN EFFECT OR HEREAFTER ADOPTED AND IN THE STATE AND CONDITION WHEN THE SAME FIRST BECAME SUBJECT TO THIS LEASE, WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND BY THE LESSOR, AND (v) THE LESSOR LEASES THE EQUIPMENT, AS IS, WITHOUT WARRANTY OR REPRESENTATION EITHER EXPRESS OR IMPLIED, AS TO (A) THE CONDITION, FITNESS, DESIGN, QUALITY, CAPACITY, WORKMANSHIP, OPERATION, AND MERCHANTABILITY OF THE EQUIPMENT, (B) THE LESSOR'S TITLE THERETO, OR (C) ANY OTHER MATTER WHATSOEVER, IT BEING AGREED THAT ALL SUCH RISKS, AS AMONG THE LESSOR AND THE LESSEE, ARE TO BE BORNE BY THE LESSEE, AND THE BENEFITS OF ANY AND ALL IMPLIED WARRANTIES AND REPRESENTATIONS OF LESSOR ARE HEREBY WAIVED BY LESSEE. Lessor is not responsible or liable for any direct, indirect, incidental, or consequential damage to, or loss resulting from, the installation, operation, or use of the Equipment or any product manufactured thereby. The Lessee's recourse for breach of any representation or warranty of the vendor or supplier is limited to such vendor or supplier. Lessee will be subrogated to Lessor's claims, if any, against the manufacturer or supplier of the Equipment for breach of any warranty or representation and, upon written request from Lessee, Lessor shall take all reasonable action requested by Lessee to enforce any such warranty, express or implied, issued on or applicable to any of the Equipment, which is enforceable by Lessor in its own name, provided, however, that (a) Lessee is not in default under this Lease and (b) Lessor shall not be obligated to resort to litigation to enforce any such warranty unless Lessee shall pay all expenses in connection therewith. NOTWITHSTANDING THE FOREGOING, LESSEE'S OBLIGATIONS TO PAY THE RENTALS OR OTHERWISE UNDER THIS LEASE SHALL BE AND ARE ABSOLUTE AND UNCONDITIONAL. All proceeds of any such warranty recovery from the manufacturer or supplier of the Equipment shall first be used to repair the affected Equipment.

8. NATURE OF EQUIPMENT. The Equipment shall remain personal property, notwithstanding the manner in which it may be affixed to any real property. Lessee shall obtain and cause to be recorded, where appropriate, at its own expense, from each landlord, owner, mortgagee or any person having an encumbrance or lien upon the real property where the Equipment is located, a waiver of any lien, encumbrance or interest which such person might have or hereafter obtain or claim with respect to the Equipment. Lessee, at its expense, will protect and defend Lessor's title to the Equipment and will otherwise take all action required to keep the Equipment free and clear of all claims, levies, liens and encumbrances. Lessor assumes no liability and makes no representation as to the treatment by Lessee of this Lease, the Equipment, or the rental payments for financial accounting or tax purposes.

9. LESSOR'S RIGHT OF INSPECTION. Lessor, or its authorized agents, shall have the right during normal business hours to enter upon the premises where the Equipment is located (to the extent Lessee can permit) for the purpose of inspection. Provided no Event of Default has occurred and is continuing, Lessor shall provide Lessee prior notice of such inspection.

10. USE OF EQUIPMENT. Lessee represents that it is leasing the Equipment for a business or commercial purpose and not for personal, family or household use. Lessee must use the Equipment in a careful and proper manner in conformity with
(i) all statutes and regulations of each governmental authority having jurisdiction over the Lessee and/or the Equipment and its use, and (ii) all policies of insurance relating to the Equipment and/or its use. In addition, Lessee shall not (i) use the Equipment in any manner that would impair the applicability of manufacturer's warranties or render the Equipment unfit for its originally intended use; nor (ii) permit anyone other than authorized and competent personnel to operate the Equipment.

11. ALTERATIONS. Without the prior written consent of Lessor, Lessee shall make no alterations, modifications or attachments to the Equipment which impair the economic value, economic and useful life, or functional utility of the Equipment. All alterations, modifications and attachments of whatsoever kind or nature made to the Equipment must be removed without damaging the functional capabilities or economic value of the affected Equipment upon the termination of the Lease. Under no circumstances shall any such alteration, modification or attachment be encumbered by Lessee or result in the creation of a mechanic's or materialman's lien, excepting as may arise by operation of law pending payment within ordinary business terms.

12. MAINTENANCE AND REPAIRS. At its expense Lessee shall maintain, operate, repair and make all modifications to the Equipment in a manner consistent with Lessee's general practice and in accordance with good industry practice, manufacturer's

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warranty requirements and specifications and Lessee's established operation, maintenance and repair programs, without discrimination as to leased equipment, so as to keep the Equipment in good working order, and so as to comply with all applicable laws or applicable governmental actions and so as not to incur liability (whether or not there is a lack of compliance) under any environmental law or otherwise account for any release of, or exposure to, any hazardous material. Lessor shall not be required to maintain, repair or replace the Equipment or part thereto and Lessee hereby waives the right, however arising, to (i) require Lessor to maintain, repair or replace any of the Equipment or part thereto, or (ii) make repairs at the expense of the Lessor pursuant to any applicable law at any time in effect. Lessor may review Lessee's established operating procedures and maintenance records to assure compliance with this section. Upon installation, title to replacement parts shall pass to Lessor, and be deemed part of the Equipment.

13.  RISK OF LOSS, DAMAGE AND THEFT.
    (a) All risk of loss, damage, theft or destruction, partial or complete, to the Equipment incurred or occasioned by any cause, circumstance or event of whatever nature will be borne by Lessee from and after delivery of the Equipment to a carrier FOB point of origin, whether the terms of shipment require or authorize the Equipment to be shipped by carrier, to be delivered to Lessee's place or places of business, or provide that Lessee accept possession of or title to the Equipment at any other location. Lessee shall promptly notify Lessor of any theft of or loss or damage to the Equipment.
    (b) Neither total nor partial loss of use or possession of the Equipment shall abate the rent.
    (c) The Equipment shall be deemed subjected to total loss (i) if it has disappeared regardless of the reason for disappearance or (ii) if it has sustained physical damage and the estimated cost of repair exceeds 75% of its fair market value on the date of damage. Lessee's duty to pay rent for the Equipment subjected to total loss shall be discharged by paying to Lessor, on demand, all accrued but unpaid rent for such Equipment as of the date of disappearance or damage, plus the greater of: (i) Lessor's book value of the Equipment, which shall be deemed to be the Equipment's cost as set forth in the applicable Schedule minus straight-line depreciation based on recognized physical life prorated to the date of disappearance or damage, or (ii) the fair market value of the Equipment as of the date of disappearance or damage. The amount of applicable insurance proceeds, if any, actually received by Lessor shall be subtracted from the amount for which Lessee is liable under this paragraph 13.
    (d) Lessee shall cause the Equipment subjected to partial loss to be restored to original capability. Lessor shall, upon receiving satisfactory evidence of restoration, promptly pay to Lessee, or such other party as Lessee shall direct, the proceeds of any insurance or compensation received by Lessor, by reason of such partial loss.
    (e) Lessor shall not be obligated to undertake the collection of any claim against any person for either total or partial loss of the Equipment. After Lessee discharges its obligations to Lessor under either paragraph 13(c) or 13(d) above, Lessee may, for Lessee's own account, proceed to recover from third parties and shall be entitled to retain any amount recovered. Lessor shall supply Lessee with any necessary assignment of claim.

14.  INDEMNIFICATION
    (a) NON-TAX LIABILITY. Lessee assumes liability for, and hereby agrees to indemnify, protect and hold harmless, Lessor, its agents, servants, employees, officers, successors and assigns (an "Indemnified Party") from and against any and all liabilities, obligations, losses, damages, injuries, claims, demands, penalties, actions, environmental hazards, incidence or risks, costs and expenses, including reasonable attorney's fees, of whatsoever kind and nature, arising out of (i) the manufacture, installation, use, condition (including, but not limited to, latent and other defects and whether or not discoverable by Lessee or Lessor), operation, ownership, selection, delivery, leasing, removal or return of the Equipment, regardless of where, how and by whom operated, or
(ii) any failure on the part of Lessee to perform or comply with any covenant or condition of this Lease.
    (b) DIRECT TAX COSTS. Lessee agrees to indemnify, protect, and hold harmless each Indemnified Party, from and against any and all taxes, license fees, assessments and other governmental charges, fees, fines or penalties of whatsoever kind or character and by whomsoever payable, which are levied, assessed, imposed or incurred during the lease term, (i) on or relating to the Equipment, including any tax on the sale, ownership, use, leasing, shipment, transportation, delivery or operation thereof, (ii) on the exercise of any option, election or performance of any obligation by the Lessee hereunder, (iii) of the kind generally referred to in items (i) and (ii) above which may remain unpaid as of the date of delivery of the Equipment to the Lessee irrespective of when the same may have been levied, assessed, imposed or incurred, and (iv) by reason of all gross receipts and like taxes on or measured by rents payable hereunder levied by any state or local taxing authority having jurisdiction where the Equipment is located. The Lessee agrees to comply with all state and local laws requiring the filing of ad valorem tax returns relating to the Equipment. Any statements for such taxes received by the Lessor shall be promptly forwarded to the Lessee. This subparagraph shall not be deemed to obligate the Lessee to pay (i) any taxes, fees, assessments and charges which may have been included in the Lessor's cost of the Equipment as set forth in Schedule(s) hereto, or (ii) any income or like taxes against the Lessor on or measured by the net income from the rents payable hereunder. The Lessee shall not be obligated to pay any amount under this subparagraph so long as it shall, at its expense and in good faith and by appropriate proceedings, contest the validity or the amount thereof unless such contest would adversely affect the title of the Lessor to the Equipment or would subject the Equipment to forfeiture or sale. The Lessee agrees to indemnify each Indemnified Party against any loss, claim, demand and expense including legal expense resulting from such nonpayment or contest.

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    (c)  INDEMNITY PAYMENT.  The amount payable pursuant to subparagraphs 14(a)
and 14(b) shall be payable upon demand of the Lessor accompanied by a statement describing in reasonable detail such loss, liability, injury, claim, expense or tax and setting forth the computation of the amount so payable.
    (d) SURVIVAL. The indemnities and assumptions of liabilities and obligations provided for in this paragraph 14 shall continue in full force and effect notwithstanding the expiration or other termination of this Lease.

15. LESSEE'S ASSIGNMENT. Without the prior written consent of the Lessor, Lessee shall not assign, bail, sublease, hypothecate, transfer or dispose of the Equipment or any interest in this Lease nor impair the Lessor's title to the Equipment. Lessee shall not assign this Lease, nor shall this Lease or any rights under this Lease or in the Equipment inure to the benefit of any trustee in bankruptcy, receiver, creditor, or other successor of Lessee whether by operation of law or otherwise.

16. LESSOR'S ASSIGNMENT. All rights of Lessor hereunder, in the rent and in the Equipment may be assigned, pledged, mortgaged, transferred, or otherwise disposed of, either in whole or in part, without notice to Lessee. No such assignee shall be obligated to perform any duty, covenant, or condition required to be performed by Lessor under the terms of this Lease unless such assignee expressly assumes such obligations. Lessor shall remain liable to Lessee hereunder to perform such duty, covenant, and condition unless such assignee expressly assumes Lessor's obligations, in which event Lessee hereby releases Lessor from such obligations. Such assignee shall have all rights, powers and remedies given to Lessor by this Lease, and shall be named as lender loss payee or co-insured under all policies of insurance maintained pursuant to paragraph 17 hereof. If Lessor assigns this Lease or the monies due or to become due hereunder or any other interest herein, Lessee agrees not to assert against Lessor's assignee any defense, set-off, recoupment, claim or counterclaim which Lessee may have against Lessor, whether arising under this Lease or any other transaction between Lessor and Lessee. Subject to paragraph 15 hereof and this paragraph 16, this Lease inures to the benefit of, and is binding upon, the heirs, legatees, personal representatives, successors and assigns of the parties hereto.

17. INSURANCE. Lessee will at its own expense insure the Equipment in compliance with the terms and conditions of the Schedule, in form and in an amount satisfactory to Lessor with insurance carriers approved by Lessor. The proceeds of any insurance claim due to the theft or loss of or damage to the Equipment shall be applied as provided in paragraph 13 hereof. In addition to the compliance with the terms and conditions of the Schedule and the other terms and conditions of this paragraph 17, the Lessee shall comply with the following conditions:
    (a) Lessee, prior to the inception of the term, shall deliver to Lessor all required policies of insurance or, in the alternative, other proper evidence of insurance, which shall be sufficiently detailed to advise Lessor of all types of coverage and inclusions;
    (b) Lessee shall cause each insurer to agree by endorsement to the policies that each insurer will give at minimum thirty (30) days' written notice to Lessor before any policy will be altered or cancelled for any reason, including, without limitation, failure of the Lessee to pay premiums;
    (c) All coverage must be in effect upon delivery, or when Lessee assumes the risk of loss, whichever is earlier, and will provide coverage without geographic limitation;
    (d) All policies must provide that the Lessor is an additional insured for all aspects of general liability insurance, and is lender loss payee for all aspects of insurance relating to the theft or loss of or damage to the Equipment;
    (e) Lessee will furnish renewal policies or renewal evidence of insurance listing Lessor as an additional insured and lender loss payee, as required by this Lease, no later than thirty (30) days prior to the expiration of any insurance required hereby.

18. ADDITIONAL DOCUMENTS. If Lessor shall so request, Lessee shall execute and deliver to Lessor such documents, including UCC financing and continuation statements, as Lessor shall deem necessary or desirable for purposes of continuing this Lease or recording or filing to protect the interest of Lessor in the Equipment. Any such filing or recording shall not be deemed evidence of any intent to create a security interest. All filing fees and expenses shall be borne by the Lessee.

19. FURNISHING FINANCIAL INFORMATION. During the term of this Lease and any extension or renewals hereof, Lessee will furnish to Lessor:
    (a) Within 30 days after the end of each of the first three quarterly periods of Lessee's fiscal year, a balance sheet, statement of cash flows and a statement of income of Lessee as of the close of such quarterly period from the beginning of the fiscal year to the date of such statement, prepared in accordance with generally accepted accounting principles, consistently applied, and in such reasonable detail as Lessor may request, certified as true, complete and correct by an authorized officer of the Lessee.
    (b) As soon as practicable, but in any event within 90 days after the end of each fiscal year, a copy of its annual audit certified without qualification by a certified public accountant selected by Lessee and satisfactory to Lessor.
    (c) In a timely manner such financial statements, reports and other information as the Lessee shall send from time to time to its stockholders and/or file with the Securities and Exchange Commission and/or other materials which Lessor shall reasonably request.

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20.  INCORPORATION OF COVENANTS BY REFERENCE.  Any and all affirmative, negative and financial covenants which may be set forth in any credit agreement, loan agreement, promissory note, guaranty or other agreement, instrument or document entered into between Lessee (or any of its affiliates) as borrower and any affiliate of Lessor, as lender (the "Loan Documents"), are hereby incorporated herein by this reference as if set forth herein at length, as any of the foregoing may be amended or supplemented from time to time (the "Incorporated Provisions"). Any amendments, modifications, waivers or other changes in the terms of any of the Incorporated Provisions shall automatically constitute an amendment to this Lease without any need for further action or documentation.
If any Loan Document terminates or otherwise ceases to be in full force and effect (a "Termination"), all of the Incorporated Provisions of such Loan Document shall survive the Termination and shall continue in full force and effect as a part of this Lease. At any time after a Termination, Lessee shall promptly upon Lessor's request execute and deliver to Lessor an amendment to this Lease, which amendment will expressly incorporate into this Lease all or any number of the Incorporated Provisions of the terminated Loan Document as Lessor in its sole discretion shall select, as such Incorporated Provisions are in effect immediately prior to the date of Termination.

21. PERFORMANCE OF OBLIGATIONS OF LESSEE BY LESSOR. If Lessee fails to promptly perform any of its obligations under this Lease, Lessor may perform the same for the account of Lessee without waiving Lessee's failure as a default. All sums paid or expense or liability incurred by Lessor in such performance (including reasonable legal fees) together with interest thereon at the highest contract rate enforceable against Lessee, but never at a higher rate than fifteen percent (15%) per annum simple interest, shall be payable by the Lessee upon demand as additional rent.

22. EVENTS OF DEFAULT. Any of the following events or conditions shall constitute an event of default ("Event of Default") hereunder and entitle the Lessor, at its option, to avail itself of the remedies more fully set forth in paragraph 23 hereof:
    (a) Non-payment by Lessee of any rent or other amount provided for in this Lease;
    (b) Failure of the Lessee to perform any of the non-monetary covenants, obligations, terms or conditions of this Lease;
    (c) Death or judicial declaration of incompetency of Lessee, if an individual, or death or judicial declaration of incompetency of an individual partner, if Lessee is a partnership;
    (d) The Lessee shall commence a voluntary case or other proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or the taking possession by any official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of its creditors, or shall fail to pay its debts as they become due, or shall take any corporate action authorizing any of the foregoing;
    (e) An involuntary case or other proceeding should be commenced against Lessee seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of thirty (30) days;
    (f) A final judgment for the payment of money in excess of $25,000 is rendered against the Lessee, or any attachment proceedings is instituted with respect to any significant portion of the Lessee's assets or property, and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed;
    (g) The Lessee, or any guarantor of the Lease, or any affiliate of the Lessee, shall default in the payment of principal and/or interest when due (whether by acceleration or otherwise) or shall default in the performance of any obligation or indebtedness owed to the Bank or to any subsidiary or affiliate of the Bank, which obligation shall remain in default for lack of performance or which indebtedness shall remain unpaid and unsatisfied following the conclusion of any applicable grace period in respect to such obligation or indebtedness;
    (h) Any event described in subparagraphs 22(c) through 22(g) hereof shall occur with respect to any guarantor or any other party liable for payment or performance of this Lease;
    (i) Any certificate, statement, representation, warranty or financial statement heretofore or hereafter furnished pursuant to or in connection with this Lease by or on behalf of Lessee or any guarantor or other party liable for payment or performance of this Lease is false in any material respect at the time as of which the facts therein set forth were stated or certified, or omits any substantial contingent or unliquidated liability or claim against Lessee or any such guarantor or other party, or, upon the date of execution of this document or any Schedule, there shall have been any materially adverse change in any of the facts disclosed by any such certificate, statement, representation or warranty, which shall not have been disclosed in writing to Lessor at or prior to the time of execution of this document or such Schedule;
    (j) An event of default shall have occurred under any other lease agreement wherein Lessor is, at the time of such default, the "lessor" and Lessee is the "lessee".

23. REMEDIES. Upon the happening of any Event of Default hereunder, the rights and duties of the parties shall be as set forth in this paragraph. Lessor may elect, in its sole discretion, to do one or more of the following upon the occurrence of an Event of Default, and at any time thereafter:

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    (a)  Upon written notice to the Lessee terminate this Lease as to any or all of the Schedules then in effect;
    (b) Demand that Lessee return the Equipment to the Lessor whereupon Lessee shall promptly deliver the Equipment to Lessor at that place or those places designated by Lessor. If Lessee does not so deliver the Equipment, Lessee shall make the Equipment available for retaking and authorizes Lessor, its employees and agents to enter the premises of the Lessee and any other premises (insofar as Lessee can permit) for the purpose of retaking. In the event of retaking, Lessee expressly waives all rights to possession and all claims for injuries to persons or property suffered through or loss caused by retaking. Any repossession accomplished under this paragraph 23(b) shall not release Lessee from liability for damages of Lessor sustained by reason of Lessee's default hereunder.
    (c) Lessor may revoke Lessee's privilege of paying rent in installments causing acceleration of all remaining rents through the remaining term of the Lease, and, upon Lessor's demand, as liquidated damages, and not as a penalty, the Lessee shall promptly pay to the Lessor the aggregate of (i) all rent accrued and unpaid prior to the date of such Event of Default, (ii) all future rent due through the end of the basic term or through the end of the current renewal term, as the case may be, (iii) all costs and expenses incurred by Lessor in the repossession, recovery, storage, repair, inspection, appraisal, refurbishing, sale, release or other disposition of the Equipment, (iv) reasonable attorney's fees and costs, including any fees or costs incurred by Lessor in defending any action relating to this Lease or participating in any bankruptcy or insolvency proceeding to which Lessee is a party, or otherwise incurred due to Lessee's default, (v) the estimated residual value of the Equipment as of the end of the current term of the Lease, and (vi) any claim for indemnity, if any, in favor of Lessor hereunder. In the event that any court having jurisdiction shall determine that in calculating damages hereunder as a result of a default by Lessee that sums payable in the future under the Lease must be discounted to present value, the discount rate to be applied in such case shall equal the discount rate of the Federal Reserve Bank of Cleveland then in effect on the earlier of the date of entry of judgement on such claim or the date of payment of such sum by Lessee.
    (d) In its sole discretion, Lessor may sell or release the Equipment or any part thereof, at public auction or by private sale or lease at such time or times and upon such terms as Lessor may determine, free and clear of any rights of Lessee and, if notice thereof is required by law, any notice in writing of such sale or lease by Lessor to Lessee given not less than ten (10) days prior to the date thereof shall constitute reasonable notice thereof to Lessee. All proceeds of the sale or releasing, or both, less (i) all expenses incurred in retaking the Equipment, making necessary repairs to the Equipment and enforcing this Lease, (ii) all damages that Lessor shall have sustained by reason of Lessee's default, and (iii) reasonable attorney's fees and expenses shall be credited against Lessee's liability hereunder as and when received by Lessor. Sums in excess of Lessee's liability shall belong to Lessor. The Lessee shall be liable for any deficiency.
    (e) The provisions of this paragraph 23 shall not prejudice Lessor's right to recover or prove damages for unpaid rent accrued prior to default, or bar an action for a deficiency as herein provided, and the bringing of an action with an entry of judgment against Lessee shall not bar the Lessor's right to repossess any or all of the Equipment.
    (f) Lessor's remedies shall be available to Lessor's successors and assigns, shall be in addition to all other remedies provided to it under the UCC (specifically, the remedies set forth in 13 Pa. C.S. Sections 2A523(a), (b) and
(c) or by any other applicable law, and may be exercised concurrently or consecutively. LESSEE WAIVES ANY AND ALL RIGHTS TO NOTICE AND TO JUDICIAL HEARING WITH RESPECT TO THE REPOSSESSION OF THE EQUIPMENT BY LESSOR IN THE EVENT OF A DEFAULT HEREUNDER BY LESSEE. LESSEE HEREBY WAIVES ANY RIGHT TO DEMAND A JURY TRIAL WITH RESPECT TO ANY ACTION OR PROCEEDING INSTITUTED BY THE LESSOR OR THE LESSEE IN CONNECTION WITH THIS LEASE.
    (g) No express or implied waiver by Lessor of any default(s) by Lessee shall constitute a waiver of any other default(s) by Lessee or waiver of any of Lessor's rights.

24. LESSEE REPRESENTATIONS AND WARRANTIES. In order to induce Lessor to enter into this Lease and to lease the Equipment to Lessee, Lessee represents and warrants, as of the date hereof, and as of the date of execution of each Schedule hereunder, that:
    (a) The Lessee is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power and authority to conduct its business as such business is presently being conducted, to own or hold property under lease and to enter into and perform its obligations under this Lease. The Lessee is duly qualified to do business and is in good standing as a foreign corporation in all states where its failure to so qualify would have a material adverse effect on its ability to perform its obligations under this Lease.
    (b) The execution, delivery, and performance by the Lessee of this Lease and all related instruments and the consummation by the Lessee of the transactions contemplated hereby: (i) have been duly authorized by all necessary corporate action on the part of the Lessee, (ii) do not require any stockholder approval or the consent of any trustee or holder of any indebtedness or obligation of the Lessee (or, if so required, such approval or consent has been obtained), (iii) do not and will not result in any material violation of any term of any agreement, instrument, judgment, decree, franchise, permit, order, law, statute, rule, or governmental regulation presently applicable to it, (iv) is not in conflict with and does not constitute a default under any of the terms or provisions of, or subject the leased Equipment or any part thereof to any lien of, any indenture, mortgage, lease, contract, or other agreement or instrument (other than this Lease) to which the Lessee is a party or by which it or its property is bound or affected, and (v) does not and will not contravene Lessee's articles of incorporation and by-laws.
    (c) The execution, delivery, and performance by the Lessee of this Lease and all related instruments and documents does not require any consent, authorization, or approval of, any filing of or registration with, or other action in respect to any federal, state, governmental authority or agency, or, if so required, the same have been obtained.
    (d) This Lease and all related instruments and documents have been duly executed and delivered by the Lessee, and assuming the due authorization, execution, and delivery by the other party thereto, constitute legal, valid, and binding agreements of the Lessee enforceable against the Lessee in accordance with their terms.
    (e) There are no pending actions or proceedings to which Lessee is a party, and there are no other pending or threatened actions or proceedings of which Lessee has knowledge, before any court, arbitrator, or administrative agency, which either individually or in the aggregate, would materially adversely affect the financial condition of Lessee, or the ability of Lessee to perform its obligation hereunder. Further, Lessee is not in default under any material obligations for the payment of borrowed money, for the deferred purchase price of property or for the payment of any rent which, either individually or in the aggregate, would have the same such effect.
    (f) Under the laws of the state(s) in which the Equipment is to be located, the Equipment consists solely of personal property.
    (g) The financial statements of Lessee (copies of which have been furnished to Lessor) have been prepared in accordance with generally accepted accounting principles consistently applied, and accurately and completely present Lessee's financial condition and the results of its operation as of the date of and for the period covered by such statements, and since the date of such statements there has been no material adverse change in such conditions or operations.
    (h) The address stated on page one of this Lease is the chief place of business and chief executive office of Lessee; and the Lessee does not conduct business under a trade, assumed, or fictitious name.

25.  FINANCE LEASE.
    (a) ACKNOWLEDGMENT. The Lease is intended as a "Finance Lease" as that term is defined in Section 2A103 of the UCC. Lessee acknowledges that Lessor has not selected, manufactured or supplied the Equipment; that Lessor has acquired the Equipment at the direction of the Lessee and solely for the purpose of leasing the Equipment to the Lessee; and that (i) Lessee has selected the supplier or vendor of the Equipment, (ii) as provided in paragraph 7, Lessee is entitled to directly enforce against the supplier or vendor of the Equipment, any and all warranties and promises made to the Lessor by the supplier or vendor, and (iii) Lessee may communicate directly with the vendor or supplier to obtain a complete and accurate statement of all such warranties or promises, including any disclaimers or limitations thereof.
    (b) WAIVER OF CERTAIN OF LESSEE'S REMEDIES. In recognition that this is a Finance Lease and that the Lessor has not sold, selected or delivered the Equipment to the Lessee and has made no warranties or representations in respect thereto, to the extent permitted by applicable law, Lessee, for itself and for its successors and assigns, hereby waives any and all rights or remedies afforded a lessee by Sections 2A503 through 2A522 inclusive, of the UCC, including, without limitation, Lessee's right to (i) cancel, terminate or repudiate this Lease or any Schedules hereto; (ii) reject or revoke acceptance of the Equipment; (iii) recover damages from Lessor for any breach of warranty or representation in respect to the Equipment; (iv) assert any security interest in the Equipment in Lessee's possession or control; (v) deduct, recoup or offset of any claimed damages due to Lessor's default; (vi) accept partial delivery of the Equipment or to "cover" by purchasing or leasing replacement equipment;
(vii) recover any general, incidental or consequential damages (including without limitation, expenses and commissions in connection with the inspection, receipt, caring for, storing, repair or disposal of any Equipment; or (viii) assert a claim by way of replevin, detinue, sequestration, claim, delivery, or the like, for any Equipment.

26. GOVERNING LAW AND CONSENT OF JURISDICTION. This Lease has been delivered and accepted in the Commonwealth of Pennsylvania. The laws and decisions of said Commonwealth (including, without limitation, as to the statute of limitations) will govern and control the construction, enforceability, validity and interpretation of this Lease, and of all agreements, instruments and documents, heretofore, now or hereafter executed by Lessee and delivered to Lessor pertaining or relating to this Lease or the transactions contemplated herein. The parties agree that any action or proceeding arising out of or relating to this Lease may be commenced in the Court of Common Pleas of Allegheny County, Pennsylvania, or in the United States District Court for the Western District of Pennsylvania and Lessee agrees that, in addition to any other manner of service prescribed by law or rule of court, a summons and complaint commencing an action or proceeding in either such Court shall be properly served upon Lessee and shall confer personal jurisdiction if served personally or by United States registered mail, return receipt requested, to the Lessee at the address indicated on the first page of the Lease.

27. CONFLICT OF PROVISIONS. In the event of any conflict of provisions between any Schedule and this document or between any Schedule and any other document, the provisions of the Schedule shall control.

28. AMENDMENTS AND WAIVERS. This document, the Schedule(s), the Addendum(s) and the Acceptance(s) executed by Lessor and Lessee constitute the entire agreement between Lessor and Lessee with respect to the Equipment and the subject matter of this Lease. No term or provision of this Lease may be changed, waived, amended or terminated except by a written agreement signed by both Lessor and Lessee, except that Lessor may insert on the appropriate Schedule the serial numbers of the Equipment after delivery thereof. No express or implied waiver by Lessor of any Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future and/or subsequent Event of Default whether similar in kind or otherwise.

29. NOTICES. Except as otherwise provided in paragraph 26 above, service of all notices under this Lease shall be sufficient if given personally, sent via facsimile with confirmation of receipt, sent via overnight courier, or sent certified mail, return receipt requested, to the party involved at its respective address set forth in the most recent Schedule relating hereto, or at such address as such party may otherwise provide in writing from time to time. Any such notice mailed to such address shall be effective when deposited in the United States mail, duly addressed with first-class postage prepaid.

30.  MISCELLANEOUS.
    (a) Whenever the context of this Lease requires, the neuter gender includes the masculine and feminine, and the singular number includes the plural. Whenever the word Lessor is used herein, it shall include all assignees of Lessor. If there is more than one Lessee named in this Lease, the liability of each shall be joint and several.
    (b) The titles to the paragraphs of this Lease are solely for the convenience of the parties, shall not be deemed to constitute a part hereof, and are not an aid in the interpretation of the documents.
    (c) Time is of the essence in the performance of this Lease and each and all of its provisions.
    (d) If any provisions of this Lease is held invalid or unenforceable, the remaining provisions will not be affected thereby, and to this end, the provisions of this Lease are declared severable.
    (e) As used herein "Lessee," if there be more than one, shall mean all Lessees, or each of them, and in such case they are jointly and severally bound.

31. SECURITY INTEREST. If the Lease is deemed at any time to be a lease intended as security, Lessee hereby grants to the Lessor a security interest in the Equipment to secure all sums due hereunder, as well as any other obligations or sums due by Lessee to Lessor, whether now existing or hereafter contracted for or hereafter arising.

WITNESS the due execution hereof with the intent to be legally bound.

ATTEST/WITNESS:
                                    WHITEFORD FOODS VENTURE, L.P. - LESSEE
                                    by:  G/W FOODS, INC., ITS GENERAL PARTNER

By: /s/ Margaret M. Goeke           By: /s/ A. Greenaway
    ------------------------           -----------------------------
    Title:  Financial Mgr.              Title:  President


                                    ACCEPTED AT PITTSBURGH, PENNSYLVANIA BY:

                                    PNC LEASING CORP - LESSOR

                                    By: /s/ Linda M. Graner
                                       ------------------------------
                                       Title:  Lease Officer

PNC LEASING CORP                                               PNCBANK

PROGRESS PAYMENT ADDENDUM

         This Progress Payment Addendum ("Addendum") by and between PNC Leasing Corp ("Lessor") and WHITEFORD FOODS VENTURE, L.P. ("Lessee") is made to that certain Master Lease Agreement No. 931 dated October 11, 1996 ("Lease") between Lessor and Lessee.

    PRELIMINARY STATEMENT. Lessor and Lessee have entered into the Lease pursuant to which the Lessor shall purchase certain machinery and equipment (the "Equipment") at the request of the Lessee and lease such Equipment to Lessee under the terms and conditions set forth in the Lease. As a condition to the Lease, upon the commencement of the base lease term, Lessee is required to execute and deliver to the Lessor a Lessee Acceptance Certificate by which the Lessee shall acknowledge the receipt and unconditional acceptance of the Equipment and confirm that the Lessee unconditionally agrees to be bound to pay to the Lessor the full rent as set forth in the Lease and in each Schedule of Leased Equipment that is attached to and made a part of the Lease. However, prior to Lessee's delivery of the final acceptance certificate and the commencement of the base lease term, Lessee has requested that Lessor make certain progress payments to the vendor or supplier of the Equipment (the "Vendor") (or to reimburse the Lessee for progress payments paid to the Vendor by the Lessee), as called for under the terms of existing invoices, purchase orders or purchase agreements (true and complete copies of which have been delivered to the Lessor) between the Lessee and the Vendor ("Purchase Orders"). The Lessor has agreed to advance the progress payments to the Vendor, or reimburse the Lessee, upon the terms hereafter set forth:

    1. PAYMENT OF INSTALLMENT PURCHASE PRICE OF THE EQUIPMENT BY THE LESSOR. Lessor shall pay to the Vendor, or reimburse the Lessee, the purchase price of the Equipment in accordance with a schedule of payments agreed to between Lessee and Vendor or as set forth in the Purchase Orders, which purchase price shall not exceed $300,000 in the aggregate. From time to time, Lessee shall provide written confirmation to Lessor as Lessor may request, approving payments as called for, as well as confirming the receipt of the Equipment by the Lessee as it is delivered to the Lessee by the Vendor. All risk of loss or destruction of the Equipment shall be the sole responsibility of the Lessee. All payments made by Lessor to the Vendor or to the Lessee hereunder shall bear interest from the date advanced at an annual interest rate equal to PNC Bank, National Association's Prime Rate plus 1%, and the accrued interest shall become due and payable monthly by Lessee from the date of the first advance of funds to the basic term commencement date of the Lease.

    2. REIMBURSEMENT OF LESSOR BY LESSEE UNDER CERTAIN CONDITIONS. In the event that an event of default shall occur under the Lease, or if the Lessee has not given its final acceptance of the Equipment and the base term of the Lease commenced by DECEMBER 31, 1996, then upon demand by Lessor, Lessee shall repay to the Lessor in full all amounts theretofore paid by the Lessor to the Vendor and/or the Lessee in payment of the purchase price of the Equipment together with interest on all overdue sums calculated at an annual rate of interest equal to 2.00% over the fully floating "Prime" rate of interest of PNC Bank, National Association, in effect from time to time. Upon the receipt of such payment, Lessor shall assign to the Lessee all of Lessor's right, title and interest in the Equipment, any open Purchase Orders and in all claims against the Vendor, all without representation or warranty.

    3. MISCELLANEOUS. Any capitalized terms as used in this Addendum which are not defined herein, shall have the meanings set forth in the Lease.

   IN WITNESS WHEREOF, this Addendum is executed this 11th day of OCTOBER, 1996.

LESSOR:  PNC LEASING CORP         LESSEE:  WHITEFORD FOODS VENTURE, L.P.
                                  By:  G/W FOODS, INC.,
                                       ITS GENERAL PARTNER

By: /s/ Linda M. Graner           By: /s/ Albert D. Greenaway
   ---------------------------       -----------------------------
   Title:  Lease Officer             Title:  President

PNC LEASING CORP                                              PNCBANK

                         RESOLUTIONS FOR EXTENSIONS OF CREDIT
                              AND INCUMBENCY CERTIFICATE
                                    (CORPORATION)

The undersigned certifies as follows to PNC Leasing Corp ("Lessor"):

1.  NAME OF CORPORATION:  G/W FOODS, INC. ("CORPORATION")

2.  ADDRESS:  770 N. Center St., Versailles, OH 45380

3.  TAXPAYER I.D. NUMBER:  76-0305533

4. ADOPTION OF RESOLUTIONS: The Corporation is a corporation formed under the laws of Texas; the undersigned is the duly elected and qualified Secretary or Assistant Secretary of the Corporation and the following is a true copy of resolutions adopted by the Board of Directors of the Corporation pursuant to a notice and its articles or certificate of incorporation and its regulations or by-laws, and at which a quorum was present, or adopted without a meeting by the written approval of all of the directors of the Corporation, which adoption occurred on November 1, 1996.

5.  RESOLUTIONS:

    5.1 LEASES AND EXTENSIONS OF CREDIT. Resolved that any one of the following:

         NAME                 TITLE               ACTUAL SIGNATURE
         ----                 -----               ----------------

    Albert D. Greenaway       President        /s/ Albert D. Greenaway

    Kevin T. Gannon              CEO            /s/ Kevin T. Gannon

    are hereby authorized: (i) to effect leases, advances, extensions of credit and renewals at any time for the Corporation from the Lessor; (ii) to sign and deliver any leases, schedules, agreements, instruments, documents, or evidence of indebtedness of the Corporation (any of which may contain a warrant of attorney authorizing the Lessor to confess judgment against the Corporation for all sums due or to become due by the Corporation to the Lessor); (iii) to sign and deliver any amendments, modifications, renewals, or supplements to any of the foregoing documents, (iv) to sign and deliver any instruments or documents on behalf of the Corporation guaranteeing, endorsing or securing the payments of any debts or obligations of any person, firm or corporation to the Lessor; (v) to pledge, assign, transfer, mortgage, grant a security interest in or otherwise hypothecate to the Lessor any stock, securities, commercial paper, warehouse receipts and other documents of title, bills, accounts receivable, contract rights, inventory, equipment, real property, and any other investments or property of the Corporation real or personal, tangible or intangible, as security for the payment of any and all indebtedness and other obligations of the Corporation to the Lessor of every kind and description, direct or indirect, absolute and contingent, joint and several, whether as drawer, maker, endorser, guarantor, surety or otherwise, and to execute on behalf of the Corporation mortgages, pledges, security agreements, financing statements and other instruments or documents in connection therewith.

     / / IF THE PRECEDING BOX IS CHECKED, THE CORPORATION ADOPTS THESE RESOLUTIONS FOR THE SOLE PURPOSE OF AUTHORIZING THE PERSONS NAMED ABOVE TO TAKE THE ACTIONS DESCRIBED ABOVE ON BEHALF OF THE CORPORATION IN ITS CAPACITY AS A CORPORATE GENERAL PARTNER OF WHITEFORD FOODS VENTURE, L.P., A LIMITED PARTNERSHIP ORGANIZED UNDER THE LAWS OF THE STATE OF TEXAS.

    5.2 TELEPHONIC AND FACSIMILE REQUESTS. Resolved, that the Lessor is authorized to take any action authorized hereunder based upon: (i) the telephonic request of any person purporting to be a person authorized to act hereunder, (ii) the signature of any person authorized to act hereunder that is delivered to the Lessor by facsimile transmission, or (iii) the telex originated by any such persons, tested in accordance with such testing procedures as may be established between the Corporation and the Lessor from time to time.

    5.3 GENERAL. Resolved, that a certified copy of these resolutions be delivered to the Lessor and that they and the authority vested in the persons specified herein will remain in full force and effect until a certified copy of a resolution of the Lessee revoking or modifying these resolutions and such authority has been filed with the Lessor.

6. INCUMBENCY: Each of the above-named persons holds the office, title or status with the Corporation specified above and that following each person's name, his or her actual signature appears.

7. ORGANIZATIONAL DOCUMENTS: If the undersigned has attached any Exhibits hereto, such documents include a true, complete and correct copy of the articles or certificate of incorporation, the by-laws or regulations, or other organizational document, with all amendments thereto as in effect on the date hereof. The foregoing Resolutions now stand of record on the books of the Corporation, are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned have hereunto set their hands and seals this 1st day of NOVEMBER, 1996.

                        G/W FOODS, INC.
                        (Name of Corporation)

                        By: /s/ Beverly F. Shillito                (SEAL)
                           ----------------------------------
                           Print Name:  Beverly F. Shillito, Secretary
                           Title:  Secretary/Assistant Secretary

PNC LEASING CORP                                               PNCBANK
Pittsburgh, Pennsylvania

SCHEDULE OF LEASED EQUIPMENT     Schedule Number: 00931-001
(First Amendment Tax Lease)      Master Lease Agreement No.:  931
                                 Master Lease Agreement Date:  October 11, 1996

LESSEE:  WHITEFORD FOODS VENTURE, L.P.     SUPPLIER:  Various please refer
         770 North Center                             to Supplement
         Versailles, OH 45380                         to Schedule attached
                                                      hereto and made a
                                                      part hereof.

1. SCHEDULE. This Schedule of Lease Equipment ("Schedule") is hereby made a part of the Lease referenced above between the undersigned Lessor and the undersigned Lessee. All terms and conditions of said Lease are incorporated herein by reference.

2. EQUIPMENT. The Equipment which is subject to the Lease is described on the supplement attached hereto and incorporated herein ("Supplement"), and includes all cash and non-cash proceeds and products (including without limitation insurance proceeds) of the Equipment, and all additions and accessions thereto, substitutions therefor and replacements thereto.

3. TITLE OF EQUIPMENT. At Lessee's request, Lessor has purchased the Equipment as a buyer in the ordinary course of business for value. Title to the Equipment leased hereunder shall remain with the Lessor at all times. Lessee shall have no right, title or interest in or to the Equipment except as expressly set forth in the Lease.

4. EQUIPMENT LOCATION: The Equipment shall be located at the address stated in Supplement and shall not be removed without Lessor's prior written consent.

5. INTERIM RENTAL TERM. The interim rental term of the Lease as respects the Equipment described herein shall commence on the date of Lessor's first advance of funds for the purchase of the Equipment and shall terminate on the day before the commencement of the base lease term.

6. INTERIM RENT. Interim rent shall be calculated at the Bank's Prime Rate of interest plus one percent (1%) on the amount funded by Lessor from time to time, for the number of days outstanding from each funding date until the lease commencement date ("Interim Rent"), plus applicable taxes, if any. Interim Rent shall be due and payable monthly during the interim rental term, upon receipt by Lessee of Lessor's invoice therefor.

7. LEASE TERM. The base term of the Lease as respects the Equipment is set forth in the Supplement.

8. RENT. The Lessee agrees to pay basic rent for the Equipment in the amount and on the dates set forth in Supplement, plus applicable taxes, if any.

9. DEPRECIATION RECOVERY PERIOD. For purposes of Section 168(e)(3) and 168(c) of the Code (as defined hereafter), the Equipment constitutes five (5) year recovery property.

10. TAX INDEMNIFICATION.
    (a) TAX ASSUMPTIONS. This Lease has been entered into on the basis that Lessor is entitled to such federal, state and local income tax deductions, credits and other benefits (the "Tax Benefits") as are provided to an owner of property including, without limitation: (A) the Recovery Deductions (as defined herein); and (B) the interest deduction under the Internal Revenue Code of 1986, as amended (the "Code") in the full amount of any interest paid or accrued by Lessor, using Lessor's method of tax accounting, for any indebtedness incurred by Lessor in financing its purchase of the Equipment (the "Interest Deductions").

    (b) TAX REPRESENTATIONS. Lessee represents and warrants to Lessor (the "Tax Representations") that: (A) for purposes of Sections 168(e)(3) and 168(c) of the Code, each Item of Equipment constitutes an asset described in the "property class" and "applicable recovery period" as designated herein in paragraph 9; (B) the Lessor shall be entitled to claim federal, state and local depreciation deductions (the "Recovery Deductions") which are based upon, and will fully recover, the total cost of each Item of Equipment, including, for federal income tax purposes, modified accelerated cost recovery system deductions computed pursuant to Code Section 168(b)(1)(A) and (B) and 168(e)(3) based upon 100% of Lessor's original cost of each Item of Equipment; (C) each Item of Equipment is not "limited use property" within the meaning of Revenue Procedure 76-30 (1976-2 Cum. Bull. 647), and no improvements, changes, additions, or alterations made by or at the request of Lessee will cause such Item of Equipment to be "limited use property";
    (D) this Lease, including any and all Schedules, constitutes a "true lease" for federal, state and local income tax purposes and Lessor will be the "true owner" of each Item of Equipment entitled to claim the Recovery Deductions and other Tax Benefits anticipated by Lessor hereunder; (E) each item of Equipment is reasonably estimated to have an economic useful life of at least 125% of the initial term of the Lease and have an economic value of at least 20% of Lessor's original cost of the Item of Equipment at the expiration of the lease term; (F) each Item of Equipment does not and will not require any improvements, modifications, alterations or additions in order to render it complete for its intended use by Lessee; (G) Lessor will not realize any taxable income as a result of any improvements, modifications, alterations or additions to the Equipment or any Item of Equipment made by anyone other than Lessor; (H) all amounts includable in the gross income of Lessor with respect to each Item of Equipment and all deductions allowable to Lessor with respect to each Item of Equipment will be treated as derived from, or allocable to, sources within the United States; and (I) Lessee will maintain sufficient records to verify such use which records will be furnished to Lessor within 30 days after receipt of a demand therefor.

    TAX INDEMNITY. If for any reason whatsoever, including, without limitation, the falsehood or inaccuracy of any Tax Representation
    (excluding only a failure of Lessor to claim properly or timely the Recovery Deductions or Interest Deductions for the appropriate year, or the failure of Lessor to have sufficient taxable income to benefit from the Recovery Deductions or Interest Deductions): (A) Lessor shall lose, shall not have or shall lose the right to claim or there shall be disallowed, eliminated, reduced, or recaptured with respect to Lessor, for federal, state or local income tax purposes, all or any portion of the Tax Benefits with respect to an Item of Equipment; or (B) the Lessor's anticipated net after-tax economic and accounting yields and periodic net after-tax cash flows over the term of the applicable Schedule (based upon the same assumptions used by Lessor in originally evaluating the Lease and applicable Schedule at the commencement of the term of the applicable Schedule) (the Lessor's "Anticipated Economics") is adversely affected due to (i) any income or deductions with respect to any Item of Equipment being treated as derived from, or allocable to, sources without the United
    States, or (ii) enactments of new income tax legislation or amendments and other changes to the Code or any other state or local income tax law, including the promulgation of regulations and judicial or administrative rulings with respect thereto; or (C) the Lessor shall be required to include any amount in its taxable income as a result of any improvements, modifications, alterations or additions to any Item of Equipment made by anyone other than Lessor (an occurrence of an event under (A), (B) and/or
    (C) being referred to individually or collectively as a "Loss"); then, at the option of the Lessor, (x) the rent over the remainder of the term of the applicable Schedule shall, on and after the next succeeding rent payment date, after written notice to Lessee by Lessor that a Loss has occurred, be increased by such amount which, in the sole opinion of Lessor, after deduction of all taxes owed by Lessor to any governmental or taxing authority as a result of such increase in rent, will cause Lessor's actual net after-tax economic and accounting yields and periodic net after-tax cash flows over the term of the applicable Schedule (the Lessor's "Actual Economics") to equal the Lessor's Anticipated Economics that would have been available if such Loss had not occurred, and Lessee shall forthwith pay to Lessor, on demand, an amount which, after deduction of all taxes owed by Lessor to any governmental or taxing authority as a result of the receipt of such amount, shall be equal to the amount of any penalties, interest or additions to tax which may be assessed by any governmental or taxing authority against Lessor attributable to the Loss, or (y) after written notice to Lessee by Lessor that a Loss has occurred, Lessee shall pay to Lessor, upon demand, in a lump sum, an amount which, after deduction of all taxes owed to any governmental or taxing authority by Lessor as a result of the receipt of such lump sum payment, will cause Lessor's Actual Economics to be equal to the Lessor's Anticipated Economics that would have been available if such Loss had not occurred plus an amount which, after deduction of all taxes owed by Lessor to any governmental or taxing authority as a result of the receipt of such amount, shall be equal to the amount of any penalties, interest, or additions to tax which may be assessed by any governmental or taxing authority against Lessor attributable to the Loss.

    (d) CALCULATIONS. All calculations of Lessor's Actual Economics with respect to a Loss shall be determined on the basis of the assumption that Lessor will be subject to federal, state and local corporate income tax rates at the maximum statutory rate. Any written notice that any Loss has occurred pursuant to this paragraph 10 shall be accompanied by a written statement from Lessor describing in reasonable detail such Loss and the computation of the amounts payable, either in a lump sum or revised rent payments as set forth above, which computation shall be binding and conclusive upon Lessee, absent manifest error.

    (e) INTEREST. Upon failure to pay any indemnification amount when due, by demand or otherwise, such unpaid obligation shall bear interest at a per annum rate equal to the prime rate of interest as announced, from time to time, by the Bank.

    (f) CONSOLIDATED RETURN. As used in this paragraph 10, the term "Lessor" shall include any successor or assign of Lessor and any member of an affiliated group of which lessor is, or may become, a member if consolidated, joint or combined returns are filed for such affiliated group for federal, state or local income tax purposes.

    (g) SURVIVAL. The indemnities and assumptions of liabilities and obligations provided for in this paragraph 10 shall continue in full force and effect notwithstanding the expiration or other termination of this Lease.

11. END OF TERM OPTIONS.
    (a) Provided that no Event of Default will have occurred and is continuing, on the expiration of the base lease term, at its option, Lessee may purchase all of the Lessor's right, title and interest in and to all, but not less than all of the Equipment described in this Schedule. On the last day of the base lease term, the Lessee shall pay to the Lessor an amount equal to the greater of (i) the fair market value of the Equipment determined in accordance with the provisions of paragraph 11(b), or (ii) the percent of the Equipment Cost stated in the Supplement hereto. In order to exercise its option, Lessee shall notify Lessor in writing of its intention to exercise such options at least 180 days prior to the expiration of the base lease term. Lessee will deliver to the Lessor, on or before the expiration of the base lease term, an appraisal of the Equipment as described in subparagraph 11(b), together with the payment of the purchase price in immediately available funds. Thereupon, the Lessor shall convey the Equipment to the Lessee on an as-is, where-is basis without representation or warranty whatsoever, except that the Equipment shall be conveyed free and clear of any liens or encumbrances created due to or through the acts or omissions of the Lessor.

    (b) As used in paragraph 11(a), "fair market value" of the Equipment shall be the value of the Equipment as of the last day of the base term of the Lease, as determined by an independent appraiser selected by the Lessee and retained at Lessee's expense. The report of the appraiser shall be in writing and delivered to the Lessor on or before the expiration of the base lease term.

    (c) In the event that the Lease does not purchase the Equipment in accordance with paragraph 11(a) above, then (i) Lessee shall continue to pay rent for the remainder of the base lease term in the amount set forth in the Supplement hereto, and (ii) this Schedule shall automatically be extended for an additional term (the "Renewal Term") as stated in the Supplement hereto, without further action on the part of the Lessor or the Lessee. At the expiration of the Renewal Term and conditioned that no Event of Default shall have occurred and be continuing, the Lessee may either (i) purchase the Equipment at the fair market value as of the last day of the Renewal Term as determined in accordance with paragraph 13 herein, or (ii) return the Equipment to the Lessor in accordance with paragraph 12 herein.

12. RETURN OF EQUIPMENT. Lessee shall give Lessor written notice a minimum of six (6) months prior to the expiration of this Lease of its intent to return the Equipment. Upon the expiration or earlier termination of this Lease, Lessee shall return each Item of Equipment, freight and insurance prepaid, to Lessor (or Lessor's nominee) at a location designated by Lessor. If requested by Lessor, Lessee will provide 180 days free storage at the Equipment's location at the expiration of the term. During the storage period, Lessee shall maintain the Equipment in operating condition for the purpose of on-site inspections by prospective buyers and shall keep the Equipment insured in accordance with paragraph 17 of the Lease. The Equipment and all parts thereto shall be free and clear of all liens (other than Lessor liens), and shall be free of all advertising or insignia and residual materials, cleaned, painted, complete with no missing components or attachments, and fully operational and able to perform its described task effectively, without repair or overhaul, within the original tolerances and specifications set by the manufacturer. Any and all costs of dismantling, packing, and removing of the Equipment shall also be paid by Lessee. If the Equipment is returned in a condition other than that described, Lessor may commission an independent appraiser, licensed professional engineer, or manufacturer technical representative, obtained by Lessor at Lessee's cost and expense, to determine the extent of costs to return the Equipment to the condition required herein. Lessee shall promptly advance payment for all necessary repairs. Lessee's obligations to pay for repairs shall be reduced by any proceeds of insurance which Lessor has received due to the damage to the Equipment. If Lessee fails to provide timely notice of return or fails to return the Equipment at the end of the base lease term or any renewal thereof to the designated location, and does not exercise the renewal or purchase options provided for herein (if any), then this Lease, at Lessor's option, will be deemed extended on a month-to-month basis for a minimum renewal term of three (3) months, with rent due on the first of each month at the rate applicable during the base lease or renewal term just ended.

13. FAIR MARKET VALUE AND ESTIMATED USEFUL LIFE. In all circumstances, except where Lessee has elected to purchase the Equipment pursuant to paragraph 11(a), fair market value, fair market rental value and estimated useful life of the Equipment shall be determined by an appraiser of recognized standing selected by mutual agreement of the Lessor and Lessee. The appraiser shall determine the fair market value of the Equipment on its in place value without reduction or consideration of the cost of dismantling, preparation for shipping or transportation of the Equipment. The appraiser's decision shall be binding on the parties. If the Lessor and Lessee are not able to agree on an appraiser, then each party shall select an appraiser, and the two appraisers shall select a third appraiser. The two appraisals which are closest in dollar amount and/or estimated life, as the case may be, shall be averaged to determine the fair market value or rental or the estimated useful life, as the case may be, which determination shall be binding upon the parties. If Lessee has given Lessor notice of Lessee's intentions to exercise its purchase or renewal option, and the parties have obtained an appraisal of the Equipment as provided for herein, Lessee shall be bound by the appraisal and shall purchase the Equipment, or renew the Lease, as the case may be, at the value determined by the appraisal. If Lessee fails or refuses to cooperate in the appointment of an appraiser, the value determined by the appraiser chosen by the Lessor shall be final and binding. The cost of the appraisal(s) shall be borne by the Lessee.

14. MARKING OF EQUIPMENT. At Lessor's request, Lessee shall mark the Equipment in a distinct and conspicuous manner with the name of the Lessor followed by the words "Owner and Lessor" or other appropriate words designated by Lessor. Lessee shall not alter, deface or remove any of Lessor's ownership identification plates or markings on the Equipment and, upon Lessor's request, Lessee shall affix or re-affix such identification.

15. INSURANCE. In addition to the requirements contained in paragraph 17 of the Lease, the following insurance requirements shall apply:
    LIABILITY COVERAGE:
         (a) General liability including/comprehensive form: premises/operations; products/completed operations; contractual liability; independent contractors; broad form property damage; personal injury; and collapse hazard.
         (b)  Bodily Injury and Property Damage Combined Single Limit Per
         Occurrence: $1,000,000
         (c)  Fire-legal liability-custody, care or control, each occurrence:
         $100,000
    PROPERTY COVERAGE:
         (a) All risk of physical loss; Equipment must be insured for at least the total original cost.

16. COVENANTS. By executing and delivering to Lessor, the Lessee Acceptance Certificate, Lessee warrants, covenants and agrees that (a) Lessee has received all of the Equipment described in this Schedule at the location described in paragraph 4 hereof; (b) Lessee has duly inspected and accepts such Equipment without reservation; (c) Lessee is unconditionally bound to pay to Lessor the total rent and other payments due under the Lease, whether or not the Equipment described herein may now or hereafter become unsatisfactory in any respect; and (d) notwithstanding anything contained herein, Lessor and Lessee shall continue to have all rights which either of them might otherwise have with respect to the Equipment described herein against any manufacturer or seller of the Equipment or any part thereof.

17. ADDITIONAL PROVISIONS. (a) This Supplement is incorporated herein by reference; (b) Lessee grants Lessor the right to insert the Equipment description and payment dates, amounts, and terms in the Supplement at the time of commencement of the basic lease term.

WITNESS the due execution hereof with the intent to be legally bound this 13th day of November, 1996.

LESSOR:  PNC LEASING CORP    LESSEE:  WHITEFORD FOODS VENTURE, L.P.
                                      By:  G/W FOODS, INC., ITS GENERAL PARTNER


By: /s/ Linda M. Graner               By: /s/ A. Greenaway
   ---------------------------           -------------------------------
   Title:  Lease Officer                 Title:  President

PNC LEASING CORP                                                       PNCBANK

SUPPLEMENT TO SCHEDULE OF LEASED EQUIPMENT NO. 00931-001, DATED NOVEMBER 13,
1996
(First Amendment Tax Lease)

1. SUPPLEMENT: This Supplement is attached to and made a part of that certain Schedule of Leased Equipment as described above between PNC LEASING CORP as Lessor and WHITEFORD FOODS VENTURE, L.P. as Lessee, which Schedule is incorporated in and made a part of the Master Lease Agreement between the Lessor and Lessee, which is herein referred to as the "Lease."

2.   EQUIPMENT DESCRIPTION:


     QUANTITY                    EQUIPMENT DESCRIPTION               COST
     --------                    ---------------------               ----
     Various         Refer to those specific Lessee Acceptance    $264,579.47
                     Certificates dated November 13, 1996 and
                     February 24, 1997

3.    EQUIPMENT LOCATION:  770 North Center Street  Versailles  Darke  OH  45380
                          ------------------------------------------------------
                            Street             City    County    State  Zip Code

4. BASE LEASE TERM: The base term of the Lease as to the Equipment described in this Supplement is Sixty (60) months, commencing on 02/24/97 and terminating on 02/24/02, unless sooner terminated under the terms of the Lease.

5. RENT: Total rent of $289,508.40, plus applicable taxes, if any, is due and payable as follows:

NUMBER AND TYPE    DATE PAYMENTS    AMOUNT OF   TAX ON    TOTAL   DATE PAYMENTS
  OF PAYMENTS         COMMENCE       PAYMENT    PAYMENT  PAYMENT    TERMINATE
-------------------------------------------------------------------------------
  SIXTY (60)          02/24/97     $4,825.14    EXEMPT   $4,825.14    01/24/02
MONTHLY PAYMENTS
-------------------------------------------------------------------------------

6. PURCHASE OPTION: In accordance with subparagraph 11(a) of the Schedule, Lessee may purchase all, but not less than all, of the Equipment described herein, by paying to Lessor on the last day of the base term of the Lease, an amount equal to the greater of (i) the fair market value of the Equipment determined as provided in subparagraph 11(b) of the Schedule, or
    (ii) FIFTEEN percent (15%) of the Equipment cost.

7. RENEWAL TERM: In accordance with subparagraph 11(c) of the Schedule, Lessee may extend the Lease for a Renewal Term of eight (8) months with a monthly rent equal to 1.90881 percent of the Equipment cost, plus applicable taxes, with the first such rent being due and payable by Lessee on 02/24/02.

WITNESS the due execution hereof with the intent to be legally bound this 20 day of February, 1997.

PNC LEASING CORP., LESSOR            WHITEFORD FOODS VENTURE, L.P., LESSEE
                                     By:  G/W FOODS, INC., ITS GENERAL PARTNER

By: /s/ Linda M. Graner              By: /s/ A. Greenaway
---------------------------------       -----------------------------
   Title:  Assistant Vice President     Title:  President

PNC LEASING CERTIFICATE                                                PNCBANK

LESSEE ACCEPTANCE CERTIFICATE

LESSEE: WHITEFORD FOODS VENTURE, L.P.    SUPPLIER: REFER TO EXHIBIT B ATTACHED
        770 NORTH CENTER STREET                    HERETO AND MADE A PART HEREOF
        VERSAILLES, OH 45380                       FOR A DETAILED LIST OF
                                                   SUPPLIERS.

1. LESSEE ACCEPTANCE CERTIFICATE. This Lessee Acceptance Certificate ("Acceptance") is hereby made a part of that certain Master Lease Agreement dated October 11, 1996, and that certain Schedule of Leased Equipment dated November 13, 1996, both between Lessor and the undersigned Lessee. All terms and conditions of said Lease and Schedule are incorporated herein by reference.

2. ACCEPTANCE DATE: Lessee hereby agrees that if the base term of the Lease has not commenced by the Lessee on or before April 30, 1997 for any reason whatsoever, then upon written demand by the Lessor, the Lessee will immediately reimburse Lessor for the total amount set forth in this Acceptance Certificate ("Cost"), plus interest thereon at PNC Bank, National Association's Prime Rate, in effect as of the date of funding, plus two percent (2%) per annum, for the period from the date of funding by Lessor of said Cost to the payment date to Lessor said Cost.

3. EQUIPMENT. The Equipment subject to the Lease is described below and includes all cash and non-cash proceeds and products (including without limitation insurance proceeds) of the foregoing, and all additions and accessions thereto, substitutions therefor and replacement thereto:

---------------------------------------------------------------------------
    QUANTITY                    EQUIPMENT DESCRIPTION                COST
---------------------------------------------------------------------------
  Various     PLEASE REFER TO EXHIBIT B ATTACHED HERETO AND    $168,746.90
              MADE A PART HEREOF FOR A DETAILED EQUIPMENT
              DESCRIPTION.
---------------------------------------------------------------------------

       THE TOTAL EQUIPMENT COST INCLUDING TAXES LEVIED AT THE TIME OF SALE, IF ANY, IS: $168,746.90.

4. EQUIPMENT LOCATION. The Equipment shall be located at the following address and shall not be removed without Lessor's prior written consent, which consent shall not be unreasonably withheld.

       770 North Center Street    Versailles    Darke   OH    45380
     ------------------------------------------------------------------
              Street                City        County  State  Zip Code

-----------------------------------------------------------------------

PNC LEASING CORP                                     Date:  February 24, 1997
Pittsburgh, PA

Gentlemen:

     All of the Equipment listed above was received by us and is in good order and condition, installed to our satisfaction and acceptable to us.

     We approve the payment of the invoice(s) covering the Equipment for the amount(s) shown thereon.

     Lessee represents and warrants (a) that the representations and warranties as set forth in paragraph 24 of the Lease are true and correct as of the date hereof; (b) that Lessee has satisfied or complied with all requirements set forth in the Lease to be satisfied or complied with on or prior to the date hereof; and (c) that no Event of Default under the Lease has occurred and is continuing on the date hereof.

     Date Equipment was first placed in service:  11-01-96

                                      LESSEE:  WHITEFORD FOODS VENTURE, L.P.
                                      By:  G/W FOODS, INC., ITS GENERAL PARTNER

                                      By:  /s/ A. Greenaway
                                          ---------------------------------
                                          Title:  President

                                                                     Page 1 of 5
                                      EXHIBIT B

This Exhibit B is attached to and made a part of that certain Lessee Acceptance Certificate between Whiteford Foods Ventures, L.P., as Lessee, and PNC Leasing Corp, as Lessor.

LESSOR:              PNC Leasing Corp
                     Two PNC Plaza, 13th Floor
                     620 Liberty Avenue
                     Pittsburgh, PA 15265

LESSEE:              Whiteford Foods Venture, L.P.
                     770 North Center Street
                     Versailles, OH 45380

SCHEDULE NUMBER:     00931-001

EQUIPMENT LOCATION:  770 North Center Street
                     Versailles, OH 45380
                     (Darke County, OH)

EQUIPMENT VENDOR:    PERSTORP ANALYTICAL
                     12101 Tech Road
                     Silver Springs, MD 20904

EQUIPMENT COST:      $46,206.80

EQUIPMENT DESCRIPTION:
------------------------------------------------------------------------------
QUANTITY       DESCRIPTION                          PRICE
------------------------------------------------------------------------------
   1   INFRATEC ANALYZER, MEAT - S/N: 731001      $46,000.00
   1   SURGE SUPPRESSOR ISOBLO                          0.00
   1   SHIPPING CHARGES                               206.80
------------------------------------------------------------------------------
     GRAND TOTAL                                  $46,206.80
------------------------------------------------------------------------------

EQUIPMENT VENDOR:    WILEY WATER SYSTEMS, INC.
                     7752 E. State Road 32
                     Union City, IN 47390

EQUIPMENT COST:      $12,057.50

EQUIPMENT DESCRIPTION:
-----------------------------------------------------------------------------
QUANTITY       DESCRIPTION                              PRICE
-----------------------------------------------------------------------------
   1   COMMERCIAL WATER SOFTENER W/INSTALLATION       $11,695.00
   1   3" METER & FREIGHT                                 362.50
-----------------------------------------------------------------------------
     GRAND TOTAL                                      $12,057.50
-----------------------------------------------------------------------------

EQUIPMENT VENDOR:    KREMER ROOFING, INC.
                     9313 Murphy Road P.O. Box 823
                     Versailles, OH 45380

EQUIPMENT COST:      $3,023.50

EQUIPMENT DESCRIPTION:
------------------------------------------------------------------------------
QUANTITY       DESCRIPTION                                  PRICE
------------------------------------------------------------------------------
   1 MATERIAL & LABOR ON FLASHING WATER HEATER
     CONNECTIONS ON ROOF OF BLDG. A                       $1,606.50
   1 MATERIAL & LABOR ON ROOF REPAIR                       1,417.00
------------------------------------------------------------------------------
     GRAND TOTAL                                          $3,023.50
------------------------------------------------------------------------------

                                                                     Page 2 of 5
EQUIPMENT VENDOR:    HIGH PRESSURE SANITATION, INC.
                     P.O. Box 459
                     Slidell, LA 70459

EQUIPMENT COST:      $13,391.11

EQUIPMENT DESCRIPTION:
------------------------------------------------------------------------------
QUANTITY       DESCRIPTION                                    PRICE
------------------------------------------------------------------------------
  1        SAIA PPD HOT TAILGATE RUSH                           $896.11
  1        ROTO JET SYSTEM DUAL PUMP SKID ONLY, FOR ROTO     $12,495.00
           JET RGB 2X2 PUMP W/50HP 324T FRAME MOTORS, TO
           BE SUPPLIED TO CUSTOMER DUAL SLIDING MOTOR BASES
           FOR 324T FRAME, BELT GUARDS, BELT DRIVE PACKAGES
           FOR SINGLE POINT CONNECTION DUAL PUMP PROTECTION
           PACKAGES W/DIFFUSER, GAUGES, CHECK VALVES, HOSES,
           ETC. A DUPLEX CONTROL PANEL 50HP - 460V - 3HP -
           ACROSS LINE STARTER WITH ALL NECESSARY SAFETIES,
           CONTROLS, RELAYS, RESETS AND METERS.
-----------------------------------------------------------------------------
     GRAND TOTAL                                             $13,391.11
-----------------------------------------------------------------------------

EQUIPMENT VENDOR:    SCOTT'S ELECTRIC
                     P.O. Box 322
                     Versailles, OH 45380

EQUIPMENT COST:      $5,762.22

EQUIPMENT DESCRIPTION:
------------------------------------------------------------------------------
QUANTITY       DESCRIPTION                                           PRICE
------------------------------------------------------------------------------
  53 LABOR HOURS                                                   $1,192.50
   1 PANEL 200-AMP4-WIRE 208-VOLT PANEL W/MAIN BREAKER               $291.84
   1 PANEL 200-AMP 480-VOLT 277/480 VOLT PANELBOARD MAIN LUG ONLY  $1,121.92
   6 2" CONNECTORS                                                    $13.08
   6 2" BUSHINGS                                                       $3.24
   1 2" EMT COUPLING                                                   $2.12
  20 EMT FT. 2" EMT                                                   $16.20
 120 EMT FT. 3/0 EMT                                                 $144.00
  30 FT. #6 THHN WIRE                                                  $6.90
   3 2" UNISTRUT STRAPS                                                $4.89
  10 FT. 1-5/8" UNISTRUT                                              $14.10
   2 GROUND BAR KITS                                                  $16.06
   2 EHB 3-POLE 30-AMP BREAKERS                                      $407.96
   1 EHB 3-POLE 20-AMP BREAKER                                       $203.98
  10 BAB1020 BREAKER                                                 $141.30
   6 175-WATT METAL HALIDE FIXTURES                                  $825.00
   1 EXIT & EMERGENCY FIXTURE                                         $97.31
   1 70-WATT HPS FIXTURE                                             $123.48
   1 70-WATT HPS LAMP                                                 $21.88
   1 8' H.O. FIXTURE                                                  $51.21
   2 8' H.O. LAMPS                                                     $9.50
  15 4x4x2-1/8 BOXES                                                  $23.40
  11 4X4 BLANK COVERS                                                  $6.05
   3 4X4 RAISED OUTLET COVERS                                          $5.13
   1 4X4 RAISED SWITCH COVER                                           $1.71
   2 20-AMP RECEPTACLES                                                $8.00
   1 15-AMP SWITCHES                                                   $1.00
   6 3/4" EMT CONNECTORS                                               $3.00
   2 3/4" EMT CONNECTORS                                               $1.00
   6 3/4" MINIS                                                        $2.40
   1 3/4" UNISTRUT STRAP                                               $0.67
  45 1/2" EMPT CONNECTORS                                             $15.75
   6 1/2" EMT COUPLINGS                                                $2.10
   1 1/2" UNISTRUT STRAP                                               $0.53
  43 1/2" MINIS                                                       $15.05
   2 1" EMT CONNECTORS                                                 $1.50

  25 SEALTITE                                                         $17.75
   2 RAIN-TIGHT BOXES                                                 $32.62
   4 EMT CONNECTORS                                                    $3.64
   4 BUSHINGS                                                          $2.68
   3 UNISTRUT STRAPS                                                   $4.11
   5 UNISTRUT                                                          $7.05
   2 EMT CONNECTORS                                                    $0.70
   3 MINIS                                                             $1.05
   1 REDUCING BUSHING                                                  $1.31
   1 REDUCING BUSHING                                                  $1.91
   2 SEALTITE CONNECTORS                                              $10.42
   1 MINI                                                              $0.65
  10 SEALTITE                                                         $10.90
   8 SEALTITE CONNECTORS                                              $25.68
   2 EMT CONNECTORS                                                    $4.36
   1 BOX                                                               $1.56
   3 BLANK COVERS                                                      $1.65
   7 BLUE WIRE NUTS                                                    $1.40
  25 WIRE TIES                                                         $2.50
  15 LEAD ANCHORS                                                      $7.50
   8 WASHERS                                                           $0.80
  16 BOLTS                                                             $1.60
   6 STA-CONS                                                          $1.08
 110 #4 THHN WIRE                                                     $47.30
  30 #8 THHN WIRE                                                      $3.90
 250 #14 THHN WIRE                                                    $12.50
  10 LABOR                                                           $260.00
   2 1" EMT COUPLINGS                                                  $1.50
   4 1" MINIS                                                          $2.20
   1 1" UNISTRUT STRAP                                                 $0.74
  40 FT. 1" EMT                                                       $18.80
  30 FT. 3/4" EMT                                                      $9.00
 150 FT. 1/2" EMT                                                     $30.00
   4 TAP-CON                                                           $1.60
  50 FENDER WASHERS                                                    $5.00
  20 LEAD ANCHORS                                                     $10.00
  20 1/4" X 20 X 1 BOLTS                                               $2.00
   1 1" MYERS HUB                                                      $7.31
  70 WIRE TIES                                                         $7.00
 300 FT. #10 THHN WIRE                                                $30.00
 650 FT. #12 THHN WIRE                                                $45.50
   7 MC CONNECTORS                                                     $2.45
  30 FT. 12-2 MC CABLE                                                $13.50
   1 3-POLE 480 VOLT 100-AMP BREAKER                                 $313.24
----------------------------------------------------------------------------
     GRAND TOTAL                                                   $5,762.22
----------------------------------------------------------------------------

EQUIPMENT VENDOR:        ASHLAND MUNICIPAL SUPPLIES CO.
                         P.O. Box 931404
                         Cleveland, OH 44193-0497

EQUIPMENT COST:          $4,522.00

EQUIPMENT DESCRIPTION:
---------------------------------------------------------------------------
QUANTITY       DESCRIPTION                               PRICE
---------------------------------------------------------------------------
   1 FEBCO 825 YD 4" RED. PRESS. NRS 5BF1              $1,779.00
   1 4" COMPOUND GEN 100SF                              2,743.00
---------------------------------------------------------------------------
     GRAND TOTAL                                       $4,522.00
---------------------------------------------------------------------------

EQUIPMENT VENDOR:        ACE HARDWARE
                         337 Marker Road
                         Versailles, OH 45380

EQUIPMENT COST:          $57.77

EQUIPMENT DESCRIPTION:
------------------------------------------------------------------------------
QUANTITY       DESCRIPTION                          PRICE
------------------------------------------------------------------------------
   2 COUPLING REDUCTOR                               $14.98
   2 PIPE CLEANER                                      8.58
   1 CEMENT                                            7.79
   1 PVC 3" Y                                          4.89
   1 PVC PLUG CAP                                      4.29
   4 PVC 3" ELL                                        9.96
   1 PVC REDUCER                                       3.29
   1 PVC 3" TEE                                        3.99
------------------------------------------------------------------------------
     GRAND TOTAL                                     $57.77
------------------------------------------------------------------------------

EQUIPMENT VENDOR:        K & M
                         4110 St., Rt. 47 West
                         Ansonia, OH 45303

EQUIPMENT COST:          $125.00

EQUIPMENT DESCRIPTION:
------------------------------------------------------------------------------
QUANTITY       DESCRIPTION                          PRICE
------------------------------------------------------------------------------
   1 SKID LOAD RENTAL                               $125.00
------------------------------------------------------------------------------
     GRAND TOTAL                                    $125.00
------------------------------------------------------------------------------

EQUIPMENT VENDOR:        The Ansonia Lumber Company
                         300 South Main Street
                         Ansonia, OH 45303

EQUIPMENT COST:          $1,470.36

EQUIPMENT DESCRIPTION:
-----------------------------------------------------------------------------
QUANTITY       DESCRIPTION                          PRICE
-----------------------------------------------------------------------------
   1 2/8 x 8' INSWING 4 9/16 JAM IN LH E801 DOOR    $280.67
  25 2 X 4 X 8 CONSTRUCTION GRADE                     71.25
   6 2 X 4 X 10 CONSTRUCTION GRADE                    23.70
  16 2 X 4 X 12 CONSTRUCTION GRADE                   127.20
   9 2 X 6 X 10 TREATED                               64.35
   8 2 X 6 X 14 TREATED                               91.60
   4 2 X 4 X 10 TREATED                               20.40
  14 4 X 8 X 1/2 CDX PLYWOOD                         169.40
   5 12' WHITE CD                                    103.75
  12 8' WHITE CD                                     165.96
  10 J CHANNEL WHITE CD                               38.00
 400 1" WHITE CD SCREWS                               22.00
   3 ROLLS 24" WHITE ALUM COIL                       157.50
   6 ROLLS 3-1/2 X 24 INSULATION                     134.58
----------------------------------------------------------------------------
     GRAND TOTAL                                  $1,470.36
----------------------------------------------------------------------------

EQUIPMENT VENDOR:        GREENVILLE DOOR SALES, INC.
                         320 Chesnut Street
                         Greenville, OH 45331

EQUIPMENT COST:          $474.00

EQUIPMENT DESCRIPTION:
---------------------------------------------------------------------------
QUANTITY       DESCRIPTION                          PRICE
---------------------------------------------------------------------------
   1 8' TUBE                                          $8.50
   1 SET 8' HORZ & VERT TRACKS                        69.00
   1 SET 8' CABLES                                     8.00
   1 PR. DRUMS                                        16.00

   6 SIDE LOCKS                                       36.00
   1 CENTER PAD WITH BEARING                           7.80
   1 PR. END BEARING BRACKET                          18.50
   1 ROLL BOTTOM RUBBER                              250.00
   1 #2 GREEN SPRING                                  45.00
   4 3" SHEAVES                                       15.20
-------------------------------------------------------------------------
     GRAND TOTAL                                    $474.00
-------------------------------------------------------------------------


EQUIPMENT VENDOR:        LEFELD SUPPLIES & RENTAL
                         512 North Second Street
                         Coldwater, OH 45828

EQUIPMENT COST:          $365.48

EQUIPMENT DESCRIPTION:
------------------------------------------------------------------------
QUANTITY       DESCRIPTION                          PRICE
------------------------------------------------------------------------
   1 14" CONCRETE FLOOR SAW - 072-214               $120.00
   1 12" CHOP SAW - 072-412                           95.00
   1 BRUTE HAMMER                                     78.00
   4 14" BLADE                                        50.16
   4 12" BLADE                                        22.32
------------------------------------------------------------------------
     GRAND TOTAL                                    $365.48
------------------------------------------------------------------------

EQUIPMENT VENDOR:        MICRODRY, INC.
                         7450 Highway 329
                         Crestwood, Kentucky 40014

EQUIPMENT COST:          $54,408.16

EQUIPMENT DESCRIPTION:
-----------------------------------------------------------------------
QUANTITY       DESCRIPTION                          PRICE
-----------------------------------------------------------------------
   1 MODEL IV 75 POWER GENERATOR                  $45,000.00
   1 ALLEN/BRADLEY SIZE 4 CONTACTOR,                9,408.16
     MARELCO 75 KW HV TRANSFORMER
-----------------------------------------------------------------------
     GRAND TOTAL                                  $54,408.16
-----------------------------------------------------------------------

EQUIPMENT VENDOR:        SLAGLE MECHANICAL CONTRACTORS
                         P.O. Box 823, 877 W. Russell Road
                         Sidney, OH 45365

EQUIPMENT COST:          $26,883.00

EQUIPMENT DESCRIPTION:
----------------------------------------------------------------------
QUANTITY       DESCRIPTION                          PRICE
----------------------------------------------------------------------
   1 LABOR AND MATERIAL TO RUN WATER LINE FOR     $12,683.00
     BOILER, INSTALLED 4" BACKFLOW PREVENTER
     AND METER, RELOCATE 2" BACKFLOW PREVENTER
     FOR BYPASS.
   1 LABOR AND MATERIAL TO FURNISH KEMCO ROOM      10,700.00
     WITH GAS PIPING, HIGH PRESSURE WASH PIPING
     AND 3" WATER LINE.
   1 LABOR AND MATERIAL AND EQUIPMENT TO INSTALL    3,500.00
     ONE (1) 2" GAS METER SETTING PER DP&L'S
     SPECIFICATIONS.
----------------------------------------------------------------------
     GRAND TOTAL                                  $26,883.00
----------------------------------------------------------------------

The Equipment described herein includes all cash and non-cash proceeds (including, without limitation, insurance proceeds of the foregoing,) and all present and future additions, accessions, substitutions and replacements thereto.

LESSEE:   WHITEFORD FOODS VENTURE, L.P.
          By: G/W FOODS, INC., ITS GENERAL PARTNER

BY:  /s/ A. Greenaway
     -------------------------
TITLE:   President

PNC LEASING CORP                                                         PNCBANK

LESSEE ACCEPTANCE CERTIFICATE

LESSEE: WHITEFORD FOODS VENTURE, L.P.    SUPPLIER: PREFERRED RESOURCES, INC.
        770 NORTH CENTER STREET                    131 MARTIN LANE
        VERSAILLES, OH 45380                       ELK GROVE, IL 60007

1. LESSEE ACCEPTANCE CERTIFICATE. This Lessee Acceptance Certificate ("Acceptance") is hereby made a part of that certain Master Lease Agreement dated October 11, 1996, and that certain Schedule of Leased Equipment dated 11/13/96, both between Lessor and the undersigned Lessee. All terms and conditions of said Lease and Schedule are incorporated herein by reference.

2. ACCEPTANCE DATE: Lessee hereby agrees that if the base term of the Lease has not commenced by the Lessee on or before April 30, 1997 for any reason whatsoever, then upon written demand by the Lessor, the Lessee will immediately reimburse Lessor for the total amount set forth in this Acceptance Certificate ("Cost"), plus interest thereon at PNC Bank, National Association's Prime Rate, in effect as of the date of funding, plus two percent (2%) per annum, for the period from the date of funding by Lessor of said Cost to the payment date to Lessor of said Cost.

3. EQUIPMENT. The Equipment subject to the Lease is described below and includes all cash and non-cash proceeds and products (including without limitation insurance proceeds) of the foregoing, and all additions and accessions thereto, substitutions therefor and replacements thereto:

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
     QUANTITY                    EQUIPMENT DESCRIPTION                COST
-----------------------------------------------------------------------------
     VARIOUS PLEASE REFER TO EXHIBIT A ATTACHED HERETO AND $95,832.57 MADE A PART HEREOF FOR A DETAILED EQUIPMENT
                 DESCRIPTION.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

     THE TOTAL EQUIPMENT COST INCLUDING TAXES LEVIED AT THE TIME OF SALE, IF ANY, IS: $95,832.57.

4. EQUIPMENT LOCATION. The Equipment shall be located at the following address and shall not be removed without Lessor's prior written consent, which consent shall not be unreasonably withheld.

       770 North Center Street    Versailles    Darke   OH    45380
     ------------------------------------------------------------------
              Street                City        County  State  Zip Code

----------------------------------------------------------------------------

PNC LEASING CORP                                      Date:  February 24, 1997
Pittsburgh, PA

Gentlemen:

     All of the Equipment listed above was received by us and is in good order and condition, installed to our satisfaction and acceptable to us.

     We approve the payment of the invoice(s) covering the Equipment for the amount(s) shown thereon.

     Lessee represents and warrants (a) that the representations and warranties as set forth in paragraph 24 of the Lease are true and correct as of the date hereof; (b) that Lessee has satisfied or complied with all requirements set forth in the Lease to be satisfied or complied with on or prior to the date hereof; and (c) that no Event of Default under the Lease has occurred and is continuing on the date hereof.

     Date Equipment was first placed in service:  10/26/96

                    LESSEE:  WHITEFORD FOODS VENTURE, L.P.
                             By:  G/W FOODS, INC., ITS GENERAL PARTNER

                             By:  /s/ A. Greenaway
                             ---------------------------------
                             Title:  President

                                      EXHIBIT A

This Exhibit A is attached to and made a part of that certain Lessee Acceptance Certificate between Whiteford Foods Venture, L.P., as Lessee, and PNC Leasing Corp, as Lessor.

LESSOR:              PNC Leasing Corp
                     Two PNC Plaza, 13th Floor
                     620 Liberty Avenue
                     Pittsburgh, PA 15265

LESSEE:              Whiteford Foods Venture, L.P.
                     7700 North Center Street
                     Versailles, OH 45380

SCHEDULE NUMBER:     00931-001

EQUIPMENT LOCATION:  WHITEFORD FOODS VENTURE, L.P.
                     770 NORTH CENTER STREET
                     VERSAILLES, OH 45380 (DARKE COUNTY, OH)

EQUIPMENT VENDOR:    Preffered Resources, Inc.
                     131 Martin Lane
                     Elk Grove, IL 60007

EQUIPMENT DESCRIPTION:
------------------------------------------------------------------------------
QUANTITY       DESCRIPTION
------------------------------------------------------------------------------
   1 KEMCO GAS FIRED THERMEFFICIENT - 100 PATENTED OXYGEN STRIPPING
     DIRECT CONTACT WATER HEATER RATED AT 7.0 MILLION BTU PER HOUR
   1 STAINLESS STEEL HOT WATER TRANSFER TANK, SIZED TO ALLOW RIGGING
     INTO ROOM, WITH THE ABILITY TO SUPPORT THE GRAVITY DRAIN
     HEATER, TANK WILL BE COMPLETE WITH THE NECESSARY NOZZLES AND
     OPENINGS FOR USE WITH THE KEMCO SYSTEM.
   1 WATER MAKE-UP WATER CONTROL SYSTEM TO REGULATE FLOW OF WATER
     TO STORAGE SYSTEM INCLUDING:
   2 AUTOMATIC SOLENOID OPERATED VALVES WITH RATED CAPACITY 22 - 38
     GALLONS PER MINUTE
   3 LEVEL SENSING DEVICES, ELECTRICALLY SIGNALING
   1 FLOW CONTROL STATION
   2 HIGH CAPACITY CENTRIFUGAL TYPE WATER PUMPS CAPABLE OF PUMPING
     200 GALLONS PER MINUTE. PUMPS SHALL HAVE CAST IRON CASE, BRONZE
     FITTED WITH MECHANICAL SEALS AND SHALL BE BUILT TOGETHER TYPE
     OPERATING AT 3500 RPM.  THE PUMP SHALL BE COMPLETE WITH: A. BASE
     OR FRAME, B. TOTALLY ENCLOSED FAN COOLED MOTOR.
   2 MAGNETIC STARTERS, LINE VOLTAGE TYPE WITH BIMETAL TYPE OVERLOAD
     PROTECTION.
   2 SELECTOR SWITCHED MOUNTED INTEGRALLY WITH STARTERS
   1 PRESSURE ACTUATED ELECTRICAL SWITCH TO ACTUATE PUMP #2 ON
     HIGH WATER DEMAND
   1 TIME DELAY SWITCH TO FUNCTION WITH ABOVE TO ELIMINATE PUMP
     CYCLING
   1 RE-CIRCULATING CONTROL VALVE, PRESSURE ACTUATED
   1 SET OF GAUGE COCKS WITH PLASTIC SIGHT GLASS
   2 PRESSURE GAUGES, 3 1/2 INCH DIAL, RANGE 0-100 PSI
   1 DIAL THERMOMETER, 3 INCH DIAL, BIMETAL TYPE, 20-240 DEGREE F
   2 CHECK VALVES WITH ANTI-SLAM CHARACTERISTICS INCLUDING ANY
     AND ALL AUXILARY EQUIPMENT AND INSTALLATION
------------------------------------------------------------------------------
                                                                    $95,832.57
------------------------------------------------------------------------------

The Equipment described herein includes all cash and non-cash proceeds (including, without limitation, insurance proceeds of the foregoing,) and all present and future additions, accessions, substitutions and replacements thereto.

DEBTOR:  WHITEFORD FOODS VENTURE, L.P.
         By:  G/W FOODS, INC., ITS GENERAL PARTNER

BY:  /s/ A. Greenaway
    --------------------------------
TITLE:   President

PNC LEASING CORP                                                         PNCBANK

                                     BILL OF SALE

     KNOW ALL MEN BY THESE PRESENTS THAT Whiteford Foods Venture, L.P., (hereinafter referred to as "Seller"), with its principal place of business at 770 North Center Street, Versailles, OH 45380 for and in consideration of the sum of One Hundred Sixty-eight Thousand Seven Hundred Forty-six Dollars and 90/100 ($168,746.90) paid to it by PNC Leasing Corp (hereinafter referred to as "Purchaser") with an address at Pittsburgh, Pennsylvania 15265, has granted, bargained, sold, conveyed, transferred, assigned and delivered, and by these presents does grant, bargain, sell, convey, transfer, assign and deliver unto Purchaser, its successors and assigns, all of its right, title and interest in certain equipment (herein called "the Equipment"), which is described on Exhibit A attached hereto and made a part hereof.

     TO HAVE AND TO HOLD all singular the Equipment by these presents bargained, sold and confirmed unto the Purchaser, its successors and assigns, forever.

     AND, Seller, for itself, its successors and assigns, does hereby covenant with Purchaser that at the time of this sale, Seller had legal title to the Equipment, and at the time of delivery of the Equipment to the Purchaser, the Seller's title to the Equipment was free and clear of all liens, claims and encumbrances of any nature whatsoever.

     IN WITNESS WHEREOF, Seller has caused this instrument to be executed in its name by an authorized officer as of this 20 day of February, 1997.

                              SELLER:

ATTEST:                       WHITEFORD FOODS VENTURE, L.P.
                              BY:  G/W FOODS, INC., ITS GENERAL PARTNER

/s/ Margaret M. Goecke        By: /s/ A. Greenaway
------------------------          --------------------------
                              Title:  President

                                                                     Page 1 of 5
                                      EXHIBIT B

This Exhibit B is attached to and made a part of that certain Bill of Sale between Whiteford Foods Ventures, L.P., as Lessee, and PNC Leasing Corp, as Lessor.

LESSOR:             PNC Leasing Corp
                    Two PNC Plaza, 13th Floor
                    620 Liberty Avenue
                    Pittsburgh, PA 15265

LESSEE:             Whiteford Foods Venture, L.P.
                    770 North Center Street
                    Versailles, OH 45380

SCHEDULE NUMBER:    00931-001

EQUIPMENT LOCATION: 770 North Center Street
                    Versailles, OH 45380
                    (Darke County, OH)

EQUIPMENT VENDOR:   PERSTORP ANALYTICAL
                    12101 Tech Road
                    Silver Springs, MD 20904

EQUIPMENT COST:     $46,206.80

EQUIPMENT DESCRIPTION:
-----------------------------------------------------------------------------
QUANTITY       DESCRIPTION                           PRICE
-----------------------------------------------------------------------------
   1 INFRATEC ANALYZER, MEAT - S/N: 731001        $46,000.00
   1 SURGE SUPPRESSOR ISOBLO                            0.00
   1 SHIPPING CHARGES                                 206.80
-----------------------------------------------------------------------------
     GRAND TOTAL                                  $46,206.80
-----------------------------------------------------------------------------

EQUIPMENT VENDOR:   WILEY WATER SYSTEMS, INC.
                    7752 E. State Road 32
                    Union City, IN 47390

EQUIPMENT COST:     $12,057.50

EQUIPMENT DESCRIPTION:
------------------------------------------------------------------------------
QUANTITY       DESCRIPTION                          PRICE
------------------------------------------------------------------------------
   1 COMMERCIAL WATER SOFTENER W/INSTALLATION     $11,695.00
   1 3" METER & FREIGHT                               362.50
------------------------------------------------------------------------------
     GRAND TOTAL                                  $12,057.50
------------------------------------------------------------------------------

EQUIPMENT VENDOR:    KREMER ROOFING, INC.
                     9313 Murphy Road P.O. Box 823
                     Versailles, OH 45380

EQUIPMENT COST:      $3,023.50

EQUIPMENT DESCRIPTION:
-----------------------------------------------------------------------------
QUANTITY       DESCRIPTION                          PRICE
-----------------------------------------------------------------------------
   1 MATERIAL & LABOR ON FLASHING WATER HEATER     $1,606.50
     CONNECTIONS ON ROOF OF BLDG. A
   1 MATERIAL & LABOR ON ROOF REPAIR                1,417.00
-----------------------------------------------------------------------------
     GRAND TOTAL                                   $3,023.50
-----------------------------------------------------------------------------

                                                                    Page 2 of 5
EQUIPMENT VENDOR:   HIGH PRESSURE SANITATION, INC.
                    P.O. Box 459
                    Slidell, LA 70459

EQUIPMENT COST:     $13,391.11

EQUIPMENT DESCRIPTION:
-----------------------------------------------------------------------------
QUANTITY       DESCRIPTION                          PRICE
-----------------------------------------------------------------------------

   1 SAIA PPD HOT TAILGATE RUSH                        $896.11
   1 ROTO JET SYSTEM DUAL PUMP SKID ONLY. FOR        12,495.00
     ROTO JET RGB 2X2 PUMP W/50HP
     324T FRAME MOTORS, TO BE SUPPLIED TO CUSTOMER
     DUAL SLIDING MOTOR BASES FOR 324T FRAME, BELT
     GUARDS, BELT DRIVE PACKAGES FOR SINGLE POINT
     CONNECTION DUAL PUMP PROTECTION PACKAGES
     W/DIFFUSER, GAUGES, CHECK VALVES, HOSES, ETC.
     A DUPLEX CONTROL PANEL 50HP - 460V - 3HP -
     ACROSS LINE STARTER WITH ALL NECESSARY SAFETIES,
     CONTROLS, RELAYS, RESETS AND METERS.

-----------------------------------------------------------------------------
     GRAND TOTAL                                    $13,391.11
-----------------------------------------------------------------------------

EQUIPMENT VENDOR:    SCOTT'S ELECTRIC
                     P.O. Box 322
                     Versailles, OH 45380

EQUIPMENT COST:      $5,762.22

EQUIPMENT DESCRIPTION:
-----------------------------------------------------------------------------
QUANTITY       DESCRIPTION                          PRICE
-----------------------------------------------------------------------------
  53 LABOR HOURS                                   $1,192.50
   1 PANEL 200-AMP4-WIRE 208-VOLT PANEL W/MAIN       $291.84
     BREAKER
   1 PANEL 200-AMP 480-VOLT 277/480 VOLT           $1,121.92
     PANELBOARD     MAIN LUG ONLY
   6 2" CONNECTORS                                    $13.08
   6 2" BUSHINGS                                       $3.24
   1 2" EMT COUPLING                                   $2.12
  20 EMT FT. 2" EMT                                   $16.20
 120 EMT FT. 3/0 EMT                                 $144.00
  30 FT. #6 THHN WIRE                                  $6.90
   3 2" UNISTRUT STRAPS                                $4.89
  10 FT. 1-5/8" UNISTRUT                              $14.10
   2 GROUND BAR KITS                                  $16.06
   2 EHB 3-POLE 30-AMP BREAKERS                      $407.96
   1 EHB 3-POLE 20-AMP BREAKER                       $203.98
  10 BAB1020 BREAKER                                 $141.30
   6 175-WATT METAL HALIDE FIXTURES                  $825.00
   1 EXIT & EMERGENCY FIXTURE                         $97.31
   1 70-WATT HPS FIXTURE                             $123.48
   1 70-WATT HPS LAMP                                 $21.88
   1 8' H.O. FIXTURE                                  $51.21
   2 8' H.O. LAMPS                                     $9.50
  15 4x4x2-1/8 BOXES                                  $23.40
  11 4X4 BLANK COVERS                                  $6.05
   3 4X4 RAISED OUTLET COVERS                          $5.13
   1 4X4 RAISED SWITCH COVER                           $1.71
   2 20-AMP RECEPTACLES                                $8.00
   1 15-AMP SWITCHES                                   $1.00
   6 3/4" EMT CONNECTORS                               $3.00
   2 3/4" EMPT COUPLINGS                               $1.00
   6 3/4" MINI'S                                       $2.40
   1 3/4" UNISTRUT STRAP                               $0.67
  45 1/2" EMPT CONNECTORS                             $15.75
   6 1/2" EMT COUPLINGS                                $2.10
   1 1/2" UNISTRUT STRAP                               $0.53
  43 1/2" MINIS                                       $15.05
   2 1" EMT CONNECTORS                                 $1.50

  25 SEALTITE                                         $17.75
   2 RAIN-TIGHT BOXES                                 $32.62
   4 EMT CONNECTORS                                    $3.64
   4 BUSHINGS                                          $2.68
   3 UNISTRUT STRAPS                                   $4.11
   5 UNISTRUT                                          $7.05
   2 EMT CONNECTORS                                    $0.70
   3 MINIS                                             $1.05
   1 REDUCING BUSHING                                  $1.31
   1 REDUCING BUSHING                                  $1.91
   2 SEALTITE CONNECTORS                              $10.42
   1 MINI                                              $0.65
  10 SEALTITE                                         $10.90
   8 SEALTITE CONNECTORS                              $25.68
   2 EMT CONNECTORS                                    $4.36
   1 BOX                                               $1.56
   3 BLANK COVERS                                      $1.65
   7 BLUE WIRE NUTS                                    $1.40
  25 WIRE TIES                                         $2.50
  15 LEAD ANCHORS                                      $7.50
   8 WASHERS                                           $0.80
  16 BOLTS                                             $1.60
   6 STA-CONS                                          $1.08
 110 #4 THHN WIRE                                     $47.30
  30 #8 THHN WIRE                                      $3.90
 250 #14 THHN WIRE                                    $12.50
  10 LABOR                                           $260.00
   2 1" EMT COUPLINGS                                  $1.50
   4 1" MINIS                                          $2.20
   1 1" UNISTRUT STRAP                                 $0.74
  40 FT. 1" EMT                                       $18.80
  30 FT. 3/4" EMT                                      $9.00
 150 FT. 1/2" EMT                                     $30.00
   4 TAP-CON                                           $1.60
  50 FENDER WASHERS                                    $5.00
  20 LEAD ANCHORS                                     $10.00
  20 1/4" X 20 X 1 BOLTS                               $2.00
   1 1" MYERS HUB                                      $7.31
  70 WIRE TIES                                         $7.00
 300 FT. #10 THHN WIRE                                $30.00
 650 FT. #12 THHN WIRE                                $45.50
   7 MC CONNECTORS                                     $2.45
  30 FT. 12-2 MC CABLE                                $13.50
   1 3-POLE 480 VOLT 100-AMP BREAKER                 $313.24
------------------------------------------------------------------------------
     GRAND TOTAL                                   $5,762.22
------------------------------------------------------------------------------

EQUIPMENT VENDOR:         ASHLAND MUNICIPAL SUPPLIES CO.
                          P.O. Box 931404
                          Cleveland, OH 44193-0497

EQUIPMENT COST:           $4,522.00

EQUIPMENT DESCRIPTION:
------------------------------------------------------------------------
QUANTITY       DESCRIPTION                          PRICE
------------------------------------------------------------------------
   1 FEBCO 825 YD 4" RED. PRESS. NRS 5BF1         $1,779.00
   1 4" COMPOUND GEN 100SF                         2,743.00
------------------------------------------------------------------------
     GRAND TOTAL                                  $4,522.00
------------------------------------------------------------------------

EQUIPMENT VENDOR:   ACE HARDWARE
                    337 Marker Road
                    Versailles, OH 45380

EQUIPMENT COST:     $57.77

EQUIPMENT DESCRIPTION:
--------------------------------------------------------------------------
QUANTITY       DESCRIPTION                          PRICE
--------------------------------------------------------------------------
   2 COUPLING REDUCTOR                               $14.98
   2 PIPE CLEANER                                      8.58
   1 CEMENT                                            7.79
   1 PVC 3" Y                                          4.89
   1 PVC PLUG CAP                                      4.29
   4 PVC 3' ELL                                        9.96
   1 PVC REDUCER                                       3.29
   1 PVC 3" TEE                                        3.99
--------------------------------------------------------------------------
     GRAND TOTAL                                     $57.77
--------------------------------------------------------------------------

EQUIPMENT VENDOR:   K & M
                    4110 St., Rt. 47 West
                    Ansonia, OH 45303

EQUIPMENT COST:     $125.00

EQUIPMENT DESCRIPTION:
-------------------------------------------------------------------------
QUANTITY       DESCRIPTION                          PRICE
-------------------------------------------------------------------------
   1 SKID LOAD RENTAL                               $125.00
-------------------------------------------------------------------------
     GRAND TOTAL                                    $125.00
-------------------------------------------------------------------------

EQUIPMENT VENDOR:   The Ansonia Lumber Company
                    300 South Main Street
                    Ansonia, OH 45303

EQUIPMENT COST:     $1,470.36

EQUIPMENT DESCRIPTION:
------------------------------------------------------------------------
QUANTITY       DESCRIPTION                           PRICE
------------------------------------------------------------------------
   1 2/8 x 8' INSWING 4 9/16 JAM IN LH E801 DOOR    $280.67
  25 2 X 4 X 8 CONSTRUCTION GRADE                     71.25
   6 2 X 4 X 10 CONSTRUCTION GRADE                    23.70
  16 2 X 4 X 12 CONSTRUCTION GRADE                   127.20
   9 2 X 6 X 10 TREATED                               64.35
   8 2 X 6 X 14 TREATED                               91.60
   4 2 X 4 X 10 TREATED                               20.40
  14 4 X 8 X 1/2 CDX PLYWOOD                         169.40
   5 12' WHITE CD                                    103.75
  12 8' WHITE CD                                     165.96
  10 J CHANNEL WHITE CD                               38.00
 400 1" WHITE CD SCREWS                               22.00
   3 ROLLS 24" WHITE ALUM COIL                       157.50
   6 ROLLS 3-1/2 X 24 INSULATION                     134.58
------------------------------------------------------------------------
     GRAND TOTAL                                  $1,470.36
------------------------------------------------------------------------

EQUIPMENT VENDOR: GREENVILLE DOOR SALES, INC.
                  320 Chesnut Street
                  Greenville, OH 45331

EQUIPMENT COST:   $474.00

EQUIPMENT DESCRIPTION:
------------------------------------------------------------------------
QUANTITY       DESCRIPTION                          PRICE
------------------------------------------------------------------------
   1 8' TUBE                                          $8.50
   1 SET 8' HORZ & VERT TRACKS                        69.00
   1 SET 8' CABLES                                     8.00
   1 PR. DRUMS                                        16.00

   6 SIDE LOCKS                                       36.00
   1 CENTER PAD WITH BEARING                           7.80
   1 PR. END BEARING BRACKET                          18.50
   1 ROLL BOTTOM RUBBER                              250.00
   1 #2 GREEN SPRING                                  45.00
   4 3" SHEAVES                                       15.20
------------------------------------------------------------------------
     GRAND TOTAL                                    $474.00
------------------------------------------------------------------------


EQUIPMENT VENDOR:  LEFELD SUPPLIES & RENTAL
                   512 North Second Street
                   Coldwater, OH 45828

EQUIPMENT COST:    $365.48

EQUIPMENT DESCRIPTION:
---------------------------------------------------------------------------
QUANTITY       DESCRIPTION                          PRICE
---------------------------------------------------------------------------
   1 14" CONCRETE FLOOR SAW - 072-214               $120.00
   1 12" CHOP SAW - 072-412                           95.00
   1 BRUTE HAMMER                                     78.00
   4 14" BLADE                                        50.16
   4 12" BLADE                                        22.32
---------------------------------------------------------------------------
     GRAND TOTAL                                    $365.48
---------------------------------------------------------------------------

EQUIPMENT VENDOR:   MICRODRY, INC.
                    7450 Highway 329
                    Crestwood, Kentucky 40014

EQUIPMENT COST:     $54,408.16

EQUIPMENT DESCRIPTION:
--------------------------------------------------------------------------
QUANTITY       DESCRIPTION                          PRICE
--------------------------------------------------------------------------
   1 MODEL IV 75 POWER GENERATOR                  $45,000.00
   1 ALLEN/BRADLEY SIZE 4 CONTACTOR,                9,408.16
     MARELCO 75 KW HV TRANSFORMER
--------------------------------------------------------------------------
     GRAND TOTAL                                  $54,408.16
--------------------------------------------------------------------------

EQUIPMENT VENDOR:  SLAGLE MECHANICAL CONTRACTORS
                   P.O. Box 823, 877 W. Russell Road
                   Sidney, OH 45365

EQUIPMENT COST:    $26,883.00

EQUIPMENT DESCRIPTION:
--------------------------------------------------------------------------
QUANTITY       DESCRIPTION                          PRICE
--------------------------------------------------------------------------
   1 LABOR AND MATERIAL TO RUN WATER LINE FOR    $12,683.00
     BOILER, INSTALLED 4" BACKFLOW PREVENTER
     AND METER, RELOCATE 2" BACKFLOW PREVENTER
     FOR BYPASS
   1 LABOR AND MATERIAL TO FURNISH KEMCO ROOM     10,700.00
     WITH GAS PIPING, HIGH PRESSURE WASH
     PIPING AND 3" WATER LINE
   1 LABOR AND MATERIAL AND EQUIPMENT TO INSTALL   3,500.00
      ONE (1) 2" GAS METER SETTING
     PER DP&L'S SPECIFICATIONS
--------------------------------------------------------------------------
     GRAND TOTAL                                 $26,883.00
--------------------------------------------------------------------------

The Equipment described herein includes all cash and non-cash proceeds (including, without limitation, insurance proceeds of the foregoing,) and all present and future additions, accessions, substitutions and replacements thereto.

LESSEE:   WHITEFORD FOODS VENTURE, L.P.
          By: G/W FOODS, INC., ITS GENERAL PARTNER

BY:  /s/ A. Greenaway
     -------------------------
TITLE:   President

PNC LEASING CORP                                                       PNCBANK

                                              BILL OF SALE

     KNOW ALL MEN BY THESE PRESENTS THAT Whiteford Foods Venture, L.P., (hereinafter referred to as "Seller"), with its principal place of business at 770 North Center Street, Versailles, OH 45380 for anD in consideration of the sum of Ninety-five Thousand Eight Hundred Thirty-Two Dollars and 57/100 ($95,832.57) paid to it by PNC Leasing Corp (hereinafter referred to as "Purchaser") with an address at Pittsburgh, Pennsylvania 15265, has granted, bargained, sold, conveyed, transferred, assigned and delivered, and by these presents does grant, bargain, sell, convey, transfer, assign and deliver unto Purchaser, its successors and assigns, all of its right, title and interest in certain equipment (herein called "the Equipment"), which is described on Exhibit A attached hereto and made a part hereof.

     TO HAVE AND TO HOLD all singular the Equipment by these presents bargained, sold and confirmed unto the Purchaser, its successors and assigns, forever.

     AND, Seller, for itself, its successors and assigns, does hereby covenant with Purchaser that at the time of this sale, Seller had legal title to the Equipment, and at the time of delivery of the Equipment to the Purchaser, the Seller's title to the Equipment was free and clear of all liens, claims and encumbrances of any nature whatsoever.

     IN WITNESS WHEREOF, Seller has caused this instrument to be executed in its name by an authorized officer as of this 28 day of October, 1996.

                               SELLER:

ATTEST:                        WHITEFORD FOODS VENTURE, L.P.
                               BY:  G/W FOODS, INC., ITS GENERAL PARTNER

/s/ Margaret M. Goecke         BY: /s/ A. Greenaway
------------------------           --------------------------
                               Title:  President

                                   EXHIBIT A
------------------------------------------------------------------------------
QUANTITY                              DESCRIPTION
------------------------------------------------------------------------------
   1          KEMCO GAS FIRED THERMEFFICIENT - 100 PATENTED OXYGEN
              STRIPPING DIRECT CONTACT WATER HEATER RATED AT 7.0 MILLION BTU PER HOUR
   1          STAINLESS STEEL HOT WATER TRANSFER TANK, SIZED TO ALLOW
              RIGGING INTO ROOM, WITH THE ABILITY TO SUPPORT THE GRAVITY DRAIN HEATER, TANK WILL BE COMPLETE WITH THE NECESSARY NOZZLES AND OPENINGS FOR USE WITH THE KEMCO SYSTEM.

   1 WATER MAKE-UP WATER CONTROL SYSTEM TO REGULATE FLOW OF WATER TO STORAGE SYSTEM INCLUDING:

   2          AUTOMATIC SOLENOID OPERATED VALVES WITH RATED CAPACITY 22
              - 38 GALLONS PER MINUTE

   3          LEVEL SENSING DEVICES, ELECTRICALLY SIGNALING

   1          FLOW CONTROL STATION

   2 HIGH CAPACITY CENTRIFUGAL TYPE WATER PUMPS CAPABLE OF PUMPING 200 GALLONS PER MINUTE. PUMPS SHALL HAVE CAST IRON CASE, BRONZE FITTED WITH MECHANICAL SEALS AND SHALL BE BUILT TOGETHER TYPE OPERATING AT 3500 RPM. THE PUMP SHALL BE COMPLETE WITH: A. BASE OR FRAME, B. TOTALLY ENCLOSED FAN COOLED MOTOR.

   2          MAGNETIC STARTERS, LINE VOLTAGE TYPE WITH BIMETAL TYPE
              OVERLOAD PROTECTION.

   2          SELECTOR SWITCHED MOUNTED INTEGRALLY WITH STARTERS

   1          PRESSURE ACTUATED ELECTRICAL SWITCH TO ACTUATE PUMP #2 ON
              HIGH WATER DEMAND

   1          TIME DELAY SWITCH TO FUNCTION WITH ABOVE TO ELIMINATE
              PUMP CYCLING

   1          RE-CIRCULATING CONTROL VALVE, PRESSURE ACTUATED

   1          SET OF GAUGE COCKS WITH PLASTIC SIGHT GLASS

   2          PRESSURE GAUGES, 3 1/2 INCH DIAL. RANGE 0-100 PSI

   1          DIAL THERMOMETER, 3 INCH DIAL. BIMETAL TYPE, 20-240
              DEGREE F

   2          CHECK VALVES WITH ANTI-SLAM CHARACTERISTICS INCLUDING ANY
              AND ALL AUXILARY EQUIPMENT AND INSTALLATION
------------------------------------------------------------------------------
The Equipment described herein includes all cash and non-cash proceeds (including, without limitation, insurance proceeds of the foregoing,) and all present and future additions, accessions, substitutions and replacements thereto.

PNC LEASING CORP                                                         PNCBANK

ASSIGNMENT OF EQUIPMENT PURCHASE AGREEMENTS

THIS Assignment of Equipment Purchase Agreements (hereinafter called "Assignment") is made this 11th day of October, 1996 by and between Whiteford Foods Venture, L.P. ("Assignor"), and PNC Leasing Corp., a wholly owned subsidiary of PNC Bank, National Association ("Assignee").

                                  WITNESSETH:

WHEREAS, Assignor has entered into certain Equipment Purchase Agreements ("Purchase Agreements") with the suppliers or manufacturers ("Vendors") of certain equipment, pursuant to which the Vendors agreed to sell to Assignor the equipment described in the Purchase Agreements ("Equipment") upon the terms and conditions set forth in the Purchase Agreements;

WHEREAS, Assignor and Assignee have agreed that Assignee will purchase the Equipment directly from the Vendors and will thereupon lease the same to Assignor pursuant to a certain Master Lease Agreement ("Lease") entered into between Assignor and Assignee dated October 11, 1996; and

WHEREAS, in order for Assignee to purchase the Equipment from the Vendors, it will be necessary for Assignor to assign its right, title and interest in and to the Purchase Agreements to Assignee.

NOW, THEREFORE, in consideration of the foregoing, in consideration of the promises and mutual covenants and agreements hereinafter set forth, and with the intent to be legally bound hereby, Assignor and Assignee do hereby mutually covenant and agree as follows:

1.   Assignor hereby sells, assigns, transfers, and sets over unto
     Assignee all of Assignor's right, title and interest under, in, to and in respect to the Purchase Agreements, including (without limitation) the right (i) to accept and (ii) to take title to the Equipment and be named as "buyer" in any documents of title, bills of sale, invoices, or similar documents to be delivered by Vendors in respect of the Equipment under the respective Purchase Agreements.

2. In the event that any of the Vendors hereafter require the making of any down payments, progress payments or otherwise advances, same shall be made by Assignor, unless it is otherwise agreed to in writing by Assignee and Assignor. Any such payments and/or advances shall be reimbursed to Assignor when and if Assignee is required to make payment of the Purchase Price therefore pursuant to the Lease including all schedules and attachments thereto.

3. Assignee hereby accepts this Assignment of Assignor's right, title and interest in and to the Purchase Agreements, and by this acceptance, agrees to (a) purchase the Equipment directly from the Vendors and (b) pay the balance of all payments due Vendors, at the time Assignee is required to make payment of the Purchase Price to Vendors, pursuant to the Purchase Agreements; provided, that there has been satisfactory compliance with the terms and conditions contained in the Lease relating to the purchase by Assignee of the Equipment; and provided further, that the Lease is in full force and effect and no default thereunder has occurred.

4. Notwithstanding the foregoing Assignment, Assignee hereby designates Assignor to perform all obligations and duties of Assignee under the Purchase Agreement except (i) the purchase of the Equipment and (ii) the payment of monies due the Vendors under the Purchase Agreements as of the time of the completion of delivery and acceptance of the Equipment; provided, however, the Assignor may not enter into any field orders, change orders, or other amendments, modifications or supplements to any Purchase Agreement without the written consent or countersignature of the Assignee, noted thereon if such field orders, amendments or modifications would (i) change the number of items of Equipment which the Assignee is obligated to purchase under any Purchase Agreement; (ii) increase the aggregate purchase price of the Equipment to an amount in excess of $300,000.00; (iii) postpone beyond June 30, 1997 the time for delivery of the Equipment and successful completion of the initial tests prior to acceptance of the Equipment pursuant to the Purchase Agreements; (iv) change or modify in any material way the performance standards or other requirements for the Equipment referred to in any Purchase Agreement or related documents; or (v) result in any recision, cancellation or termination of any Purchase Agreement. Assignor agrees to such designation and agrees to perform such obligations. The obligations of Assignor assumed hereby shall continue until termination of the Lease or until Assignee declares a default thereunder.

5. It is expressly agreed that, anything herein contained to the contrary notwithstanding (a) the Assignor shall at all times remain liable to the Vendors under the Purchase Agreements to perform all of the duties and obligations of Buyer thereunder to the same extent as if this Assignment had not been executed; (b) the exercise by the Assignee of any rights assigned hereunder shall not release the Assignor from any of its duties or obligations to any Vendor under any Purchase Agreement except to the extent that such exercise by the Assignee shall constitute performance of such duties and obligations, and (c) Assignee shall have no obligation or liability under any Purchase Agreement by reason of or arising out of this Agreement or be obligated to perform any obligation or duty of Assignor under the Purchase Agreements or to make any payments (other than the obligation of Assignee to pay the purchase price for the Equipment) or to make any inquiry as to the sufficiency of any payment received by any Vendor or to present or file any claim or to take any other action to collect or enforce any claims for any payment assigned hereunder.

6. In the event the Assignor notifies Assignee that Assignor has determined to not lease any of said Equipment from Assignee (whether because of breach of contract on the part of the Vendor or otherwise), Assignee hereby automatically reassigns to Assignor, without recourse and without representation or warrant of any kind whatsoever, the appropriate contract rights and Purchase Agreements and releases Assignee's interests therein. Assignee shall thereupon have no further obligations, responsibilities or liabilities in connection with said contract rights, Purchase Agreements and/or Equipment and Assignor hereby agrees to indemnify Assignee and hold Assignee harmless from and against any and all claims, demands, actions or proceedings arising out of or in any way relating to said contract rights, Purchase Agreements and/or the Equipment, by whomsoever asserted, and any and all losses, damage, obligations, liabilities, costs or expenses (including attorneys' fees) suffered, paid or incurred by Assignee in connection therewith.

7. Assignor does hereby constitute, effective as of the time Assignee has declared the Lease to be in default, the Assignee, its successors and assigns, the Assignor's true and lawful attorney, irrevocably, with full power in the name of the Assignor or otherwise, to ask, require, demand, receive, compound and give acquittance for any and all monies and claims for money due and to become due under, or arise out of, any Purchase Agreement, to endorse any checks or other instruments or orders in connection therewith, or to file any claim or to take any action or institute any proceedings which the Assignee may deem to be reasonably necessary or advisable.

8. Assignor does hereby represent and warrant that the Purchase Agreements are, or will be, in full force and effect and enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization and other similar laws affecting the enforcement of creditors' rights, and that the Assignor is not, or will not be, in default thereunder. Assignor does hereby further represent and warrant that the Assignor has not assigned or pledged any interest in any Purchase Agreement to any entities or individuals other than the Assignee, and hereby covenants that it will not assign or pledge, so long as this Agreement shall remain in effect, the whole or any part of the rights hereby assigned to any entity or individual other than the Assignee.

9. Assignor agrees that at any time and from time to time, upon written request of the Assignee, Assignor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Assignee may reasonably request in order that Assignee obtain the full benefits of this Agreement.

10. All notices, requests, demands or other communications to or upon the Assignee and Assignor shall be deemed to have been given or made when deposited in the mails, postage for certified airmail prepaid or in the case of telegraphic notice, when delivered to the telegraph company, addressed to respective addresses contained in the Lease.

11. Neither this Assignment nor any provision hereby may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver discharge or termination is sought.

12. This Assignment shall be binding upon the Assignor and its successors and assigns and shall be binding upon and inure to the benefit of the Assignee and its successors and assigns.

13. This Assignment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed with the intent to be legally bound.

ASSIGNEE:  PNC LEASING CORP             ASSIGNOR: WHITEFORD FOODS VENTURE, L.P.
                                                     BY:  G/W FOODS, INC.,
                                                            ITS GENERAL PARTNER

By: /s/ Linda M. Graner                  BY:  /s/ A. Greenaway
    --------------------------              -------------------------
Title:  Lease Officer                   Title:  President
       --------------------------              ----------------------

                                 Page 2 of 2